                                 PRELIMINARY
                            BACKGROUND INFORMATION

             UCFC LOAN TRUST 1997-D (fixed-rate collateral only)
             ---------------------------------------------------

              $[95,300,000] Class A-1 FLOATING-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[47,500,000]  Class A-2 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[38,200,000]  Class A-3 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[40,400,000]  Class A-4 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[18,110,000]  Class A-5 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[30,490,000]  Class A-6 FIXED-RATE CERTIFICATES
                             (non-SMMEA-eligible)

               $[30,000,000]  Class A-7 FIXED-RATE CERTIFICATES
                         Non-Accelerated Senior Bond
                             (non-SMMEA-eligible)

                    Class A-IO INTEREST-ONLY CERTIFICATES
                        [$30,000,000] Notional Balance
                                 NAS IO Bond



The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Loan Trust 1997-D transaction, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     UCFC Loan Trust 1997-D -- Home Equity Loan Pass-Through Certificates



                                                UCFC LOAN TRUST 1997-D PRICING INFORMATION
                                         --------------------------------------------------------
                                                       (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1997-D Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     Salomon Brothers

                ** Note:  The Class A-IO Certificates are being offered by Prudential Securities only **

Class:                               A-1             A-2             A-3             A-4              A-5
Approximate
Face Amount:                  [95,300,000]     [47,500,000]   [38,200,000]    [40,400,000]      [18,110,000]

Coupon:                    1M LIBOR + TBD*             TBD            TBD             TBD               TBD

Price:                                TBD              TBD            TBD             TBD               TBD

Yield:                                N/A              TBD            TBD             TBD               TBD

Spread:                               TBD              TBD            TBD             TBD               TBD

Exp Avg Life
to Maturity:                   [0.90] yrs       [2.00] yrs     [2.88] yrs      [4.10] yrs        [5.55] yrs

Exp Avg Life
to 10% Call:                   [0.90] yrs       [2.00] yrs     [2.88] yrs      [4.10] yrs        [5.55] yrs

Exp 1st Prin Pmt:                01/15/98        [07/15/99       06/15/00        05/15/01          12/15/02]

Exp Mat:                        [07/15/99         06/15/00       05/15/01        12/15/02          04/15/04]

Exp Mat to 10% Call:            [07/15/99         06/15/00       05/15/01        12/15/02          04/15/04]


Stated Mat:                     [09/15/09       06/15/12        01/15/16        06/15/20        11/15/23]

Expected
Rating:                       AAA/Aaa/AAA     AAA/Aaa/AAA     AAA/Aaa/AAA      AAA/Aaa/AAA     AAA/Aaa/AAA

Pricing Speed:                  [25]% HEP       [25]% HEP       [25]% HEP        [25]% HEP       [25]% HEP

Pricing Date:                     *****************************   TBD   **********************************

Investor
Settle Date:                     12/22/97        12/22/97        12/22/97         12/22/97        12/22/97

Pmt Delay:                         0 days         14 days         14 days          14 days         14 days

Cut-off Date:                    12/01/97        12/01/97        12/01/97         12/01/97        12/01/97

Dated Date:                      12/19/97        12/01/97        12/01/97         12/01/97        12/01/97

Int Pmt:                       actual/360          30/360         30/360            30/360          30/360

Pmt Terms:                        Monthly         Monthly        Monthly           Monthly         Monthly

1st Int. Pmt Date:               01/15/98        01/15/98       01/15/98          01/15/98        01/15/98

Collateral Type:               Fixed-Rate      Fixed-Rate     Fixed-Rate        Fixed-Rate      Fixed-Rate

SMMEA
Eligibility:                   non-SMMEA        non-SMMEA      non-SMMEA         non-SMMEA       non-SMMEA

-------------------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:
          1)  One Month LIBOR +  TBD bps
          2)  Net Funds Cap

Net Funds Cap:  A rate equal to the weighted of the Mortgage Rates on the Home Equity Loans less (i) 0.6475% per annum for servicing fee, trustee fee and certificate insurer premium; and (ii) for the first 36 Distribution Dates the product of (a) 5.00% and (b) the Class A-IO Notional Amount divided by the Principal Balance of the Fixed-rate collateral group loans as of the first day of the related Remittance Period.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES

         INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Loan Trust 1997-D -- Home Equity Loan Pass-Through Certificates


                                          UCFC LOAN TRUST 1997-D PRICING INFORMATION (continued)
                                         --------------------------------------------------------
                                                      (FIXED-RATE COLLATERAL ONLY)

Class:                               A-6                        A-7        |        A-IO
                                                         (NAS BOND)        |      (NAS IO - Offered by PSI only)
Approximate                                                                |
Face Amount:                  [30,490,000]              [30,000,000]       |      [$30,000,000] Notional Balance
                                                                           |
Coupon:                               TBD*                     TBD*        |      5.00%
                                                                           |
Price:                                TBD                      TBD         |      TBD
                                                                           |
Yield:                                TBD                      TBD         |      TBD
                                                                           |
Spread:                               TBD                      TBD         |      n/a
                                                                           |
Exp Avg Life to Maturity:      [9.90] yrs                [6.33] yrs        |      n/a
                                                                           |
Exp Avg Life to 10% call:      [7.36] yrs                [6.10] yrs        |      n/a
                                                                           |
Exp 1st Prin Pmt:               [04/15/04]               [01/15/01]        |      n/a
                                                                           |
Exp Mat:                        [08/15/27]               [10/15/20]        |      [12/15/00]
                                                                           |
Exp Mat to 10% call:            [07/15/05]               [07/15/05]        |      [12/15/00]
                                                                           |
Stated Mat:                     [04/15/29]               [04/15/29]        |      [12/15/00]
                                                                           |
Expected Rating:              AAA/Aaa/AAA              AAA/Aaa/AAA         |      AAAr/Aaa/AAA
                                                                           |
Pricing Speed:                  [25]% HEP                [25]% HEP         |     [25]% HEP
                                                                           |
Pricing Date:                         TBD                      TBD         |      TBD
                                                                           |
Investor Settle Date:            12/22/97                 12/22/97         |      12/22/97
                                                                           |
Pmt Delay:                        14 days                  14 days         |      14 days
                                                                           |
Cut-off Date:                    12/01/97                 12/01/97         |      12/01/97
                                                                           |

Dated Date:                      12/01/97                 12/01/97         |      12/01/97
                                                                           |
Int Pmt:                           30/360                   30/360         |      30/360
                                                                           |
Pmt Terms:                        Monthly                  Monthly         |      Monthly
                                                                           |
1st Int. Pmt Date:               01/15/98                 01/15/98         |      01/15/98
                                                                           |
Collateral Type:               Fixed-Rate               Fixed-Rate         |      fixed-rate
                                                                           |
SMMEA Eligibility:              non-SMMEA                non-SMMEA         |      non-SMMEA

* May be subject to the Net Funds Cap (described on the previous page).
--------------------------------------------------------------------------------------------------------

Principal Paydown:      1)  To the Class A-7 Certificateholders -- the Class A-7 Principal Distribution Amount
                        2)  To the Class A-1 through A-6 Certificates, in sequential order

Class A-7 Principal
Disbribution Amount:    The applicable Class A-7 Principal Percentage multiplied by the Class A-7 Principal
                        Pro Rata Distribution Amount for such Payment Date.

                        THE CLASS A-7 PRINCIPAL PERCENTAGE
                        --------------------------------
                        January 1998 to December 2000 equal to or greater than 0%
January 2001 to December 2002 equal to or greater than 45%
   January 2003 to December 2003 equal to or greater than 80%
        January 2004 to December 2004 equal to or greater than 100%
January 2005 and after equal to or greater than 300%



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

    UCFC Loan Trust 1997-D -- Home Equity Loan Pass-Through Certificates

                                   SUMMARY OF TERMS
                              --------------------------


Title of Securities:     UCFC Loan Trust 1997-D, Home Equity Loan
                         Pass-Through Certificates Class A-1, A-2, A-3, A-4,
                         A-5, A-6, A-7 and A-IO Certificates.

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through
                         correspondents or mortgage brokers, or purchased and
                         re-underwritten, by United Companies and certain
                         subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     $[300,000,000]

Securities Offered:      100% MBIA-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            TBD

Investor
Settlement Date:         December 22, 1997

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + TBD bps on Class A-1 Certificates *
                         TBD  % on Class A-2 Certificates
                         TBD  % on Class A-3 Certificates
                         TBD  % on Class A-4 Certificates
                         TBD  % on Class A-5 Certificates
                         TBD  % on Class A-6 Certificates **
                         TBD  % on Class A-7 Certificates (NAS Bond) **
                         5.00 % on Class A-IO Certificates (NAS IO Bond)

                         *  Subject to the Net Funds Cap.
                         ** May be subject to the Net Funds Cap.
Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental
                         increases of 2.5% CPR until the speed reaches 25% CPR
                         in month 10 based on loan seasoning.) This means that
                         seasoned loans will start further up on the prepayment
                         curve.

Distribution Date:       The 15th day of each month (or, if any such date
                         is not a business day, the first business day
                         thereafter) commencing in January 1998. The payment

                         delay will be zero days for the Class A-1 and 14 days for the Class A-2, A-3, A-4, A-5, A-6, A-7 and A-IO
                         Certificates.

Interest Accrual
Period:                  The initial interest accrual period on the Class A-1
                         Certificates will be from December 19th until January
                         14th. In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through
                         Rate from the preceeding Distribution Date to and including the day prior to the current Distribution
                         Date.

                         Interest on the Class A-2 through A-7 and A-IO
                         Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase the
                         Home Equity Loans on any Remittance Date when the
                         aggregate Loan Balance of the Home Equity Loans has
                         declined to 10% or less of an amount equal to the
                         aggregate balances of the Home Equity Loans as of the
                         Cut-Off Date including the Subsequent Loans.




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        UCFC Loan Trust 1997-D -- Home Equity Loan Pass-Through Certificates

Pre-Funding Account:     On the closing date, approximately $[65,700,000] will
                         be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the closing date until [March] 15, 1998, the Trust intends to purchase mortgage loans up to the entire pre-funding amount. Funds remaining the pre-funding account that total less than $100,000 after this period will be distributed to investors in the Class A-1 Certificates as a prepayment on [March] 15, 1998. If the funds remaining in the pre-funding account total greater than

                         $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the Class A-1 through A-7 Certificates as a prepayment on [March] 15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Certificate Insurer:     MBIA Insurance Corporation ("MBIA").  MBIA's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's, "Aaa" by Moody's Investors Service and "AAA" by
                         Fitch Investors Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Credit Enhancement:      A combination of:
                         (i)    the use of Net Excess Cashflow;
                         (ii)   a reserve account (which may be funded by a
                                Letter of Credit) that is cross-collateralized with the UCFC Owner Trust 1997-DA transaction; and
                         (iii)  the Certificate Insurance Policy from MBIA.

                         Note: The initial deposit and required maintenance levels of the Reserve Account will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations:    Subject to the considerations and
                         conditions described in the Prospectus Supplement, it is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                REMIC

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates Ratings:    "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for
                         the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7
                         Certificates.

                         "AAAr" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for the Class A-IO Certificates.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $95,300,000.00                                                                  DATED DATE: 12/19/97
  CURRENT COUPON:  6.142%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $95,300,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/97

                        ASSUMED CONSTANT LIBOR-1M 5.9922
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24        43.434      35.080      37.747      41.088      45.668      48.465      50.465
     99-24+       41.652      33.822      36.321      39.454      43.746      46.368      48.243
     99-25        39.871      32.564      34.897      37.820      41.826      44.272      46.022
     99-25+       38.091      31.306      33.472      36.186      39.905      42.176      43.801
     99-26        36.311      30.049      32.048      34.553      37.985      40.081      41.581
     99-26+       34.531      28.792      30.624      32.920      36.065      37.986      39.361
     99-27        32.751      27.536      29.201      31.287      34.146      35.892      37.141
     99-27+       30.972      26.279      27.777      29.654      32.227      33.798      34.922

     99-28        29.193      25.023      26.354      28.022      30.309      31.705      32.703
     99-28+       27.415      23.767      24.932      26.391      28.390      29.612      30.485
     99-29        25.637      22.511      23.509      24.759      26.473      27.519      28.267
     99-29+       23.859      21.256      22.087      23.128      24.555      25.427      26.050
     99-30        22.082      20.001      20.665      21.498      22.638      23.335      23.833
     99-30+       20.305      18.746      19.244      19.867      20.722      21.244      21.617
     99-31        18.528      17.492      17.823      18.237      18.806      19.153      19.401
     99-31+       16.752      16.237      16.402      16.608      16.890      17.062      17.185

    100-00        14.976      14.983      14.981      14.978      14.974      14.972      14.970
    100-00+       13.201      13.729      13.561      13.349      13.059      12.882      12.756
    100-01        11.426      12.476      12.141      11.721      11.145      10.793      10.542
    100-01+        9.651      11.223      10.721      10.092       9.231       8.704       8.328
    100-02         7.876       9.970       9.301       8.464       7.317       6.616       6.115
    100-02+        6.102       8.717       7.882       6.836       5.403       4.528       3.902
    100-03         4.329       7.464       6.463       5.209       3.490       2.441       1.690
    100-03+        2.555       6.212       5.045       3.582       1.578       0.354      -0.522

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       0.900       1.294       1.135       0.984       0.832       0.760       0.716
Last Payment       1.564       2.397       2.064       1.731       1.481       1.314       1.231
Mod.Dur. @ 100-00  0.846       1.197       1.057       0.922       0.784       0.718       0.678



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $47,500,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.460%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $47,500,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.547       6.547       6.547       6.547       6.547       6.547       6.546
     99-24+        6.538       6.541       6.540       6.539       6.537       6.536       6.535
     99-25         6.530       6.536       6.534       6.531       6.528       6.526       6.524
     99-25+        6.521       6.530       6.527       6.524       6.518       6.515       6.512
     99-26         6.512       6.524       6.521       6.516       6.509       6.504       6.501
     99-26+        6.504       6.519       6.514       6.508       6.500       6.494       6.490
     99-27         6.495       6.513       6.507       6.500       6.490       6.483       6.478
     99-27+        6.487       6.507       6.501       6.493       6.481       6.473       6.467

     99-28         6.478       6.501       6.494       6.485       6.471       6.462       6.456
     99-28+        6.470       6.496       6.488       6.477       6.462       6.452       6.445
     99-29         6.461       6.490       6.481       6.470       6.453       6.441       6.433
     99-29+        6.452       6.484       6.475       6.462       6.443       6.431       6.422
     99-30         6.444       6.479       6.468       6.454       6.434       6.420       6.411
     99-30+        6.435       6.473       6.461       6.446       6.424       6.410       6.399
     99-31         6.427       6.467       6.455       6.439       6.415       6.399       6.388
     99-31+        6.418       6.462       6.448       6.431       6.406       6.389       6.377

    100-00         6.410       6.456       6.442       6.423       6.396       6.378       6.365
    100-00+        6.401       6.450       6.435       6.416       6.387       6.368       6.354
    100-01         6.393       6.444       6.429       6.408       6.377       6.357       6.343
    100-01+        6.384       6.439       6.422       6.400       6.368       6.347       6.331
    100-02         6.375       6.433       6.415       6.392       6.359       6.336       6.320
    100-02+        6.367       6.427       6.409       6.385       6.349       6.326       6.309

    100-03         6.358       6.422       6.402       6.377       6.340       6.315       6.298
    100-03+        6.350       6.416       6.396       6.369       6.330       6.305       6.286

    100-04         6.341       6.410       6.389       6.362       6.321       6.294       6.275
    100-04+        6.333       6.405       6.383       6.354       6.312       6.284       6.264
    100-05         6.324       6.399       6.376       6.346       6.302       6.274       6.252
    100-05+        6.316       6.393       6.369       6.339       6.293       6.263       6.241
    100-06         6.307       6.388       6.363       6.331       6.284       6.253       6.230
    100-06+        6.299       6.382       6.356       6.323       6.274       6.242       6.219
    100-07         6.290       6.376       6.350       6.315       6.265       6.232       6.207
    100-07+        6.281       6.371       6.343       6.308       6.256       6.221       6.196

First Payment      1.564       2.397       2.064       1.731       1.481       1.314       1.231
Average Life       2.000       3.118       2.660       2.236       1.811       1.610       1.489
Last Payment       2.481       3.897       3.314       2.731       2.231       1.981       1.814
Mod.Dur. @ 100-00  1.819       2.737       2.369       2.019       1.658       1.483       1.377


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $38,200,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.495%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $38,200,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.582       6.583       6.583       6.583       6.582       6.582       6.582
     99-24+        6.576       6.579       6.578       6.577       6.576       6.575       6.574
     99-25         6.570       6.575       6.573       6.572       6.569       6.567       6.566
     99-25+        6.564       6.571       6.569       6.566       6.562       6.559       6.557
     99-26         6.558       6.567       6.564       6.561       6.555       6.552       6.549
     99-26+        6.552       6.563       6.560       6.555       6.548       6.544       6.541
     99-27         6.546       6.559       6.555       6.550       6.542       6.537       6.533
     99-27+        6.540       6.555       6.550       6.544       6.535       6.529       6.524


     99-28         6.533       6.551       6.546       6.539       6.528       6.521       6.516
     99-28+        6.527       6.547       6.541       6.533       6.521       6.514       6.508
     99-29         6.521       6.543       6.537       6.528       6.515       6.506       6.500
     99-29+        6.515       6.539       6.532       6.522       6.508       6.499       6.491
     99-30         6.509       6.535       6.527       6.517       6.501       6.491       6.483
     99-30+        6.503       6.531       6.523       6.511       6.494       6.483       6.475
     99-31         6.497       6.527       6.518       6.506       6.488       6.476       6.467
     99-31+        6.491       6.523       6.514       6.500       6.481       6.468       6.459

    100-00         6.484       6.519       6.509       6.495       6.474       6.461       6.450
    100-00+        6.478       6.515       6.504       6.489       6.467       6.453       6.442
    100-01         6.472       6.511       6.500       6.484       6.461       6.445       6.434
    100-01+        6.466       6.507       6.495       6.479       6.454       6.438       6.426
    100-02         6.460       6.503       6.491       6.473       6.447       6.430       6.417
    100-02+        6.454       6.499       6.486       6.468       6.440       6.423       6.409
    100-03         6.448       6.495       6.481       6.462       6.434       6.415       6.401
    100-03+        6.442       6.491       6.477       6.457       6.427       6.408       6.393

    100-04         6.436       6.487       6.472       6.451       6.420       6.400       6.385
    100-04+        6.429       6.483       6.468       6.446       6.413       6.392       6.376
    100-05         6.423       6.479       6.463       6.440       6.407       6.385       6.368
    100-05+        6.417       6.475       6.458       6.435       6.400       6.377       6.360
    100-06         6.411       6.471       6.454       6.429       6.393       6.370       6.352
    100-06+        6.405       6.467       6.449       6.424       6.387       6.362       6.344
    100-07         6.399       6.463       6.445       6.418       6.380       6.355       6.335
    100-07+        6.393       6.459       6.440       6.413       6.373       6.347       6.327

First Payment      2.481       3.897       3.314       2.731       2.231       1.981       1.814
Average Life       2.879       4.684       3.957       3.259       2.584       2.276       2.088
Last Payment       3.397       5.564       4.647       3.814       2.981       2.647       2.397
Mod.Dur. @ 100-00  2.546       3.914       3.382       2.848       2.307       2.052       1.894



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $40,400,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.615%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $40,400,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97


                                PREPAYMENT SPEED
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.705       6.705       6.705       6.705       6.704       6.704       6.704
     99-24+        6.700       6.703       6.702       6.701       6.699       6.698       6.698
     99-25         6.696       6.700       6.698       6.697       6.694       6.693       6.691
     99-25+        6.691       6.697       6.695       6.693       6.689       6.687       6.685
     99-26         6.687       6.694       6.692       6.689       6.684       6.681       6.679
     99-26+        6.682       6.691       6.688       6.685       6.679       6.676       6.673
     99-27         6.678       6.688       6.685       6.681       6.674       6.670       6.667
     99-27+        6.673       6.685       6.682       6.677       6.669       6.664       6.660

     99-28         6.669       6.683       6.678       6.673       6.664       6.659       6.654
     99-28+        6.664       6.680       6.675       6.669       6.659       6.653       6.648
     99-29         6.660       6.677       6.672       6.665       6.655       6.647       6.642
     99-29+        6.655       6.674       6.668       6.661       6.650       6.642       6.636
     99-30         6.651       6.671       6.665       6.657       6.645       6.636       6.629
     99-30+        6.646       6.668       6.662       6.653       6.640       6.630       6.623
     99-31         6.642       6.665       6.658       6.649       6.635       6.624       6.617
     99-31+        6.637       6.663       6.655       6.645       6.630       6.619       6.611

    100-00         6.633       6.660       6.651       6.641       6.625       6.613       6.605
    100-00+        6.628       6.657       6.648       6.637       6.620       6.607       6.598
    100-01         6.624       6.654       6.645       6.633       6.615       6.602       6.592
    100-01+        6.619       6.651       6.641       6.629       6.610       6.596       6.586
    100-02         6.615       6.648       6.638       6.625       6.605       6.590       6.580
    100-02+        6.611       6.646       6.635       6.621       6.600       6.585       6.574
    100-03         6.606       6.643       6.631       6.617       6.595       6.579       6.567
    100-03+        6.602       6.640       6.628       6.613       6.590       6.573       6.561

    100-04         6.597       6.637       6.625       6.609       6.585       6.568       6.555
    100-04+        6.593       6.634       6.621       6.605       6.580       6.562       6.549
    100-05         6.588       6.631       6.618       6.601       6.575       6.556       6.543
    100-05+        6.584       6.628       6.615       6.597       6.570       6.551       6.536
    100-06         6.579       6.626       6.611       6.593       6.565       6.545       6.530
    100-06+        6.575       6.623       6.608       6.589       6.560       6.539       6.524
    100-07         6.570       6.620       6.605       6.585       6.555       6.534       6.518
    100-07+        6.566       6.617       6.601       6.581       6.550       6.528       6.512

First Payment      3.397       5.564       4.647       3.814       2.981       2.647       2.397
Average Life       4.097       7.072       5.767       4.685       3.628       3.134       2.843
Last Payment       4.981       9.147       7.314       5.731       4.397       3.731       3.397
Mod.Dur. @ 100-00  3.476       5.458       4.640       3.901       3.124       2.742       2.512



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL

         TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $18,110,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.680%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $18,110,000.00                 BOND A5 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.771       6.772       6.772       6.772       6.771       6.771       6.771
     99-24+        6.768       6.770       6.770       6.769       6.767       6.766       6.766
     99-25         6.764       6.768       6.767       6.766       6.763       6.762       6.761
     99-25+        6.761       6.766       6.765       6.763       6.759       6.757       6.756
     99-26         6.758       6.764       6.762       6.759       6.756       6.753       6.751
     99-26+        6.754       6.761       6.760       6.756       6.752       6.749       6.746
     99-27         6.751       6.759       6.757       6.753       6.748       6.744       6.741
     99-27+        6.747       6.757       6.755       6.750       6.744       6.740       6.736

     99-28         6.744       6.755       6.752       6.747       6.740       6.735       6.732
     99-28+        6.740       6.753       6.750       6.744       6.736       6.731       6.727
     99-29         6.737       6.751       6.747       6.741       6.732       6.726       6.722
     99-29+        6.733       6.748       6.745       6.738       6.728       6.722       6.717
     99-30         6.730       6.746       6.743       6.735       6.725       6.718       6.712
     99-30+        6.726       6.744       6.740       6.732       6.721       6.713       6.707
     99-31         6.723       6.742       6.738       6.729       6.717       6.709       6.702
     99-31+        6.719       6.740       6.735       6.726       6.713       6.704       6.697

    100-00         6.716       6.738       6.733       6.723       6.709       6.700       6.693
    100-00+        6.712       6.735       6.730       6.720       6.705       6.695       6.688
    100-01         6.709       6.733       6.728       6.717       6.701       6.691       6.683
    100-01+        6.706       6.731       6.725       6.714       6.697       6.687       6.678
    100-02         6.702       6.729       6.723       6.711       6.694       6.682       6.673
    100-02+        6.699       6.727       6.720       6.708       6.690       6.678       6.668
    100-03         6.695       6.725       6.718       6.705       6.686       6.673       6.663
    100-03+        6.692       6.722       6.716       6.702       6.682       6.669       6.659


    100-04         6.688       6.720       6.713       6.699       6.678       6.664       6.654
    100-04+        6.685       6.718       6.711       6.696       6.674       6.660       6.649
    100-05         6.681       6.716       6.708       6.692       6.670       6.656       6.644
    100-05+        6.678       6.714       6.706       6.689       6.666       6.651       6.639
    100-06         6.674       6.712       6.703       6.686       6.663       6.647       6.634
    100-06+        6.671       6.709       6.701       6.683       6.659       6.642       6.629
    100-07         6.667       6.707       6.698       6.680       6.655       6.638       6.625
    100-07+        6.664       6.705       6.696       6.677       6.651       6.634       6.620

First Payment      4.981       9.147       7.314       5.731       4.397       3.731       3.397
Average Life       5.549      10.219       8.601       6.508       4.849       4.155       3.730
Last Payment       6.314      11.397       9.814       7.814       5.397       4.564       4.147
Mod.Dur. @ 100-00  4.493       7.179       6.337       5.113       4.014       3.516       3.200

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $30,490,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.990%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $30,490,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-23         7.094       7.094       7.094       7.094       7.094       7.094       7.095
     99-23+        7.092       7.092       7.092       7.092       7.092       7.091       7.091
     99-24         7.089       7.090       7.090       7.090       7.089       7.088       7.088
     99-24+        7.087       7.088       7.088       7.088       7.086       7.085       7.085
     99-25         7.085       7.087       7.086       7.085       7.084       7.082       7.081
     99-25+        7.082       7.085       7.084       7.083       7.081       7.079       7.078
     99-26         7.080       7.083       7.082       7.081       7.079       7.077       7.075
     99-26+        7.078       7.081       7.080       7.079       7.076       7.074       7.071

     99-27         7.076       7.080       7.079       7.077       7.074       7.071       7.068
     99-27+        7.073       7.078       7.077       7.075       7.071       7.068       7.065
     99-28         7.071       7.076       7.075       7.073       7.069       7.065       7.061

     99-28+        7.069       7.074       7.073       7.071       7.066       7.062       7.058
     99-29         7.066       7.073       7.071       7.069       7.063       7.059       7.055
     99-29+        7.064       7.071       7.069       7.067       7.061       7.056       7.051
     99-30         7.062       7.069       7.067       7.065       7.058       7.053       7.048
     99-30+        7.059       7.067       7.065       7.062       7.056       7.050       7.045

     99-31         7.057       7.066       7.064       7.060       7.053       7.047       7.041
     99-31+        7.055       7.064       7.062       7.058       7.051       7.044       7.038
    100-00         7.053       7.062       7.060       7.056       7.048       7.041       7.035
    100-00+        7.050       7.060       7.058       7.054       7.046       7.038       7.031
    100-01         7.048       7.059       7.056       7.052       7.043       7.035       7.028
    100-01+        7.046       7.057       7.054       7.050       7.041       7.032       7.025
    100-02         7.043       7.055       7.052       7.048       7.038       7.029       7.021
    100-02+        7.041       7.053       7.050       7.046       7.035       7.026       7.018

    100-03         7.039       7.052       7.049       7.044       7.033       7.023       7.015
    100-03+        7.037       7.050       7.047       7.042       7.030       7.020       7.012
    100-04         7.034       7.048       7.045       7.040       7.028       7.017       7.008
    100-04+        7.032       7.046       7.043       7.038       7.025       7.014       7.005
    100-05         7.030       7.045       7.041       7.035       7.023       7.012       7.002
    100-05+        7.027       7.043       7.039       7.033       7.020       7.009       6.998
    100-06         7.025       7.041       7.037       7.031       7.018       7.006       6.995
    100-06+        7.023       7.039       7.035       7.029       7.015       7.003       6.992

First Payment      6.314      11.397       9.814       7.814       5.397       4.564       4.147
Average Life       9.900      15.057      13.330      11.345       8.591       7.077       6.103
Last Payment      29.647      29.647      29.647      29.647      29.647      29.647      29.647
Mod.Dur. @  99-31  6.785       8.909       8.286       7.470       6.110       5.267       4.693


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $30,000,000.00                                            DATED DATE: 12/01/97
          COUPON:  6.625%                    ucfc7df                     FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $30,000,000.00       BOND A7 BE-YIELD TABLE         YIELD TABLE DATE: 12/22/97

                                         PREPAYMENT SPEED
           PRICING SPEED
                  25.00%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP

     99-24         6.716       6.716       6.716       6.716       6.715       6.715       6.715
     99-24+        6.712       6.713       6.713       6.712       6.712       6.712       6.712
     99-25         6.709       6.710       6.710       6.709       6.709       6.709       6.709
     99-25+        6.706       6.707       6.707       6.706       6.706       6.706       6.705
     99-26         6.703       6.704       6.704       6.703       6.703       6.702       6.702
     99-26+        6.700       6.701       6.701       6.700       6.699       6.699       6.699
     99-27         6.697       6.698       6.698       6.697       6.696       6.696       6.695
     99-27+        6.693       6.696       6.695       6.694       6.693       6.692       6.692

     99-28         6.690       6.693       6.692       6.691       6.690       6.689       6.689
     99-28+        6.687       6.690       6.689       6.688       6.686       6.686       6.685
     99-29         6.684       6.687       6.686       6.685       6.683       6.682       6.682
     99-29+        6.681       6.684       6.683       6.682       6.680       6.679       6.678
     99-30         6.678       6.681       6.680       6.679       6.677       6.676       6.675
     99-30+        6.675       6.678       6.677       6.676       6.674       6.672       6.672
     99-31         6.671       6.676       6.674       6.673       6.670       6.669       6.668
     99-31+        6.668       6.673       6.671       6.670       6.667       6.666       6.665

    100-00         6.665       6.670       6.668       6.666       6.664       6.663       6.662
    100-00+        6.662       6.667       6.665       6.663       6.661       6.659       6.658
    100-01         6.659       6.664       6.662       6.660       6.658       6.656       6.655
    100-01+        6.656       6.661       6.659       6.657       6.654       6.653       6.652
    100-02         6.653       6.659       6.657       6.654       6.651       6.649       6.648
    100-02+        6.649       6.656       6.654       6.651       6.648       6.646       6.645
    100-03         6.646       6.653       6.651       6.648       6.645       6.643       6.642
    100-03+        6.643       6.650       6.648       6.645       6.641       6.640       6.638

    100-04         6.640       6.647       6.645       6.642       6.638       6.636       6.635
    100-04+        6.637       6.644       6.642       6.639       6.635       6.633       6.632
    100-05         6.634       6.641       6.639       6.636       6.632       6.630       6.628
    100-05+        6.631       6.639       6.636       6.633       6.629       6.626       6.625
    100-06         6.627       6.636       6.633       6.630       6.625       6.623       6.621
    100-06+        6.624       6.633       6.630       6.627       6.622       6.620       6.618
    100-07         6.621       6.630       6.627       6.624       6.619       6.616       6.615
    100-07+        6.618       6.627       6.624       6.621       6.616       6.613       6.611

First Payment      3.064       3.064       3.064       3.064       3.064       3.064       3.064

Average Life       6.329       7.171       6.868       6.537       6.155       5.965       5.847
Last Payment      24.647      28.897      28.147      26.314      22.897      20.981      19.897
Mod.Dur. @ 100-00  4.950       5.454       5.277       5.078       4.842       4.720       4.641

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $30,000,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  5.000%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $30,000,000.00                 BOND IO BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                                    PREPAYMENT SPEED
           PRICING SPEED
                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
   11.68900       15.947      15.947      15.947      15.947      15.947      15.947      15.947
   11.78900       15.312      15.312      15.312      15.312      15.312      15.312      15.312
   11.88900       14.685      14.685      14.685      14.685      14.685      14.685      14.685
   11.98900       14.067      14.067      14.067      14.067      14.067      14.067      14.067
   12.08900       13.458      13.458      13.458      13.458      13.458      13.458      13.458
   12.18900       12.857      12.857      12.857      12.857      12.857      12.857      12.857
   12.28900       12.265      12.265      12.265      12.265      12.265      12.265      12.265
   12.38900       11.680      11.680      11.680      11.680      11.680      11.680      11.680

   12.48900       11.103      11.103      11.103      11.103      11.103      11.103      11.103
   12.58900       10.534      10.534      10.534      10.534      10.534      10.534      10.534
   12.68900        9.972       9.972       9.972       9.972       9.972       9.972       9.972
   12.78900        9.418       9.418       9.418       9.418       9.418       9.418       9.418
   12.88900        8.871       8.871       8.871       8.871       8.871       8.871       8.871
   12.98900        8.330       8.330       8.330       8.330       8.330       8.330       8.330
   13.08900        7.797       7.797       7.797       7.797       7.797       7.797       7.797
   13.18900        7.270       7.270       7.270       7.270       7.270       7.270       7.270

   13.28900        6.750       6.750       6.750       6.750       6.750       6.750       6.750
   13.38900        6.236       6.236       6.236       6.236       6.236       6.236       6.236
   13.48900        5.729       5.729       5.729       5.729       5.729       5.729       5.729
   13.58900        5.227       5.227       5.227       5.227       5.227       5.227       5.227
   13.68900        4.732       4.732       4.732       4.732       4.732       4.732       4.732
   13.78900        4.243       4.243       4.243       4.243       4.243       4.243       4.243
   13.88900        3.759       3.759       3.759       3.759       3.759       3.759       3.759
   13.98900        3.281       3.281       3.281       3.281       3.281       3.281       3.281


   14.08900        2.809       2.809       2.809       2.809       2.809       2.809       2.809
   14.18900        2.342       2.342       2.342       2.342       2.342       2.342       2.342
   14.28900        1.880       1.880       1.880       1.880       1.880       1.880       1.880
   14.38900        1.424       1.424       1.424       1.424       1.424       1.424       1.424
   14.48900        0.972       0.972       0.972       0.972       0.972       0.972       0.972
   14.58900        0.526       0.526       0.526       0.526       0.526       0.526       0.526
   14.68900        0.085       0.085       0.085       0.085       0.085       0.085       0.085
   14.78900       -0.352      -0.352      -0.352      -0.352      -0.352      -0.352      -0.352

First Payment      2.981       2.981       2.981       2.981       2.981       2.981       2.981
Average Life       2.981       2.981       2.981       2.981       2.981       2.981       2.981
Last Payment       2.981       2.981       2.981       2.981       2.981       2.981       2.981
Mod.Dur. @13.28900 1.424       1.424       1.424       1.424       1.424       1.424       1.424



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC Loan Trust 1997-D (Preliminary Pool)
     -  Cut Off Date of Tape is  12/1/97
     -  Fixed-Rate Collateral
     -     $234,275,441.88
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   5,669

Aggregate Unpaid Principal Balance:               $234,275,441.88
Aggregate Original Principal Balance:             $234,625,044.78

Weighted Average Gross Coupon:                            11.638%
Gross Coupon Range:                             7.750% -  15.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $41,325.71
Average Original Principal Balance:                    $41,387.38

Maximum Unpaid Principal Balance:                     $524,824.68
Minimum Unpaid Principal Balance:                       $5,100.00

Maximum Original Principal Balance:                   $525,000.00

Minimum Original Principal Balance:                     $5,100.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         246.057
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        253.081
Amortized Rem Term Range:                        0.000 -  360.258

Weighted Average Age :                                      1.069
Age Range:                                       0.000 -  176.000

Weighted Average Original Term:                           247.127
Original Term Range:                            48.000 -  360.000

Weighted Average Cashout LTV:                              66.381
Cashout LTV Range:                              0.000% -  99.400%

Weighted Average Note LTV:                                 76.924
Note LTV Range:                                 7.800% - 100.000%

--------------------------------------------------------------------------------


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                   GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
 -------------------------------------------------------------------------------------
                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                               Number of  Percent of       Principal      Principal
     State                       Loans    Loan Count        Balance        Balance
Alabama                             30       0.53%          1,298,049.17      0.55
Alaska                               1       0.02%             63,000.00      0.03
Arizona                             35       0.62%          1,319,805.14      0.56
Arkansas                           160       2.82%          6,277,626.68      2.68
California                         167       2.95%         11,461,050.65      4.89
Colorado                            46       0.81%          1,953,274.18      0.83
Connecticut                         26       0.46%          1,300,292.26      0.56
Delaware                            11       0.19%            581,663.80      0.25
Dist of Col                          6       0.11%            268,634.71      0.11

Florida                            541       9.54%         22,233,231.99      9.49
Georgia                            215       3.79%          9,032,835.63      3.86
Hawaii                              12       0.21%          2,064,793.24      0.88
Idaho                               14       0.25%            759,503.91      0.32
Illinois                            84       1.48%          2,887,545.41      1.23
Indiana                            252       4.45%          8,655,321.44      3.69
Iowa                                41       0.72%          1,614,936.81      0.69
Kansas                               3       0.05%             99,441.98      0.04
Kentucky                           126       2.22%          4,654,824.59      1.99
Louisiana                          743      13.11%         28,994,296.21     12.38
Maine                               53       0.93%          2,416,504.19      1.03
Maryland                            35       0.62%          2,015,770.22      0.86
Massachsetts                        23       0.41%            948,830.62      0.41
Michigan                           345       6.09%         12,337,916.48      5.27
Minnesota                           12       0.21%            366,426.83      0.16
Mississippi                        322       5.68%         12,348,121.12      5.27
Missouri                           104       1.83%          3,779,960.83      1.61
Montana                              5       0.09%            351,299.58      0.15
Nebraska                             8       0.14%            236,414.76      0.10
Nevada                               2       0.04%             94,300.00      0.04
New Hampshire                       26       0.46%          1,154,552.02      0.49
New Jersey                          43       0.76%          3,133,276.13      1.34
New Mexico                          11       0.19%            398,058.13      0.17
New York                           268       4.73%         10,764,297.83      4.59
North Carolina                     368       6.49%         16,186,541.85      6.91
Ohio                               290       5.12%         11,277,445.56      4.81
Oklahoma                           151       2.66%          4,959,432.38      2.12
Oregon                              15       0.26%            935,758.12      0.40
Pennsylvania                       285       5.03%         10,666,206.94      4.55
Rhode Island                         6       0.11%            303,300.00      0.13
South Carolina                     288       5.08%         11,145,992.13      4.76
South Dakota                         1       0.02%             26,725.54      0.01
Tennessee                          229       4.04%         10,395,690.71      4.44
Texas                               12       0.21%            572,380.34      0.24
Utah                                14       0.25%            906,543.97      0.39
Vermont                              3       0.05%            228,000.00      0.10
Virginia                            74       1.31%          3,434,829.49      1.47
Washington                          36       0.64%          2,640,328.05      1.13
West Virginia                       42       0.74%          1,855,727.35      0.79
Wisconsin                           84       1.48%          2,815,327.13      1.20
Wyoming                              1       0.02%             59,355.78      0.03
-------------------------------------------------------------------------------------
Total...................         5,669      100.00%       234,275,441.88    100.00%
=====================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             NOTE LOAN-TO-VALUE RATIOS
 --------------------------------------------------------------------------------------------------------------
                                                                                       Aggregate      Percent of
                                                                                       Unpaid         Aggregate
                 Loan-To-Value                              Number of  Percent of      Principal      Principal
                    Ratio                                     Loans    Loan Count       Balance       Balance
 5.000 less than CLTV less than or equal to   10.000            2       0.04             19,200.00      0.01
10.000 less than CLTV less than or equal to   15.000           13       0.23            230,586.87      0.10
15.000 less than CLTV less than or equal to   20.000           19       0.34            365,697.68      0.16
20.000 less than CLTV less than or equal to   25.000           33       0.58            656,026.82      0.28
25.000 less than CLTV less than or equal to   30.000            53       0.93          1,252,761.75      0.53
30.000 less than CLTV less than or equal to   35.000            60       1.06          1,465,916.77      0.63
35.000 less than CLTV less than or equal to   40.000            90       1.59          2,090,312.27      0.89
40.000 less than CLTV less than or equal to   45.000           120       2.12          3,365,249.69      1.44
45.000 less than CLTV less than or equal to   50.000           141       2.49          4,641,295.68      1.98
50.000 less than CLTV less than or equal to   55.000           172       3.03          5,728,119.48      2.45
55.000 less than CLTV less than or equal to   60.000           255       4.50          8,274,870.96      3.53
60.000 less than CLTV less than or equal to   65.000           309       5.45         10,839,417.34      4.63
65.000 less than CLTV less than or equal to   70.000           439       7.74         17,695,247.41      7.55
70.000 less than CLTV less than or equal to   75.000           722      12.74         29,497,251.97     12.59
75.000 less than CLTV less than or equal to   80.000          1145      20.20         53,630,899.79     22.89
80.000 less than CLTV less than or equal to   85.000           759      13.39         31,913,470.90     13.62
85.000 less than CLTV less than or equal to   90.000           658      11.61         29,959,521.35     12.79
90.000 less than CLTV less than or equal to   95.000           308       5.43         14,735,265.66      6.29
95.000 less than CLTV less than or equal to  100.000           371       6.54         17,914,329.49      7.65
--------------------------------------------------------------------------------------------------------------
Total.............................................           5,669     100.00%       234,275,441.88    100.00%
==============================================================================================================

                                     GROSS COUPON
                                                                                                      Percentage of
                                                                                          Aggregate   Cut-Off Date
                                                              Number of                    Unpaid       Aggregate
                                                              Mortgage      Percent of    Principal     Principal
         Gross Coupon                                          Loans       Loan Count     Balance       Balance
 7.50% less than Gross Cpn less than or equal to  8.00%            3           0.05       591,170.31       0.25
 8.00% less than Gross Cpn less than or equal to  8.50%           12           0.21     1,564,990.85       0.67
 8.50% less than Gross Cpn less than or equal to  9.00%           43           0.76     4,066,217.47       1.74
 9.00% less than Gross Cpn less than or equal to  9.50%           58           1.02     4,476,594.14       1.91
 9.50% less than Gross Cpn less than or equal to 10.00%          268           4.73    12,769,415.14       5.45
10.00% less than Gross Cpn less than or equal to 10.50%          432           7.62    21,030,953.20       8.98
10.50% less than Gross Cpn less than or equal to 11.00%          661          11.66    31,301,146.55      13.36
11.00% less than Gross Cpn less than or equal to 11.50%          672          11.85    31,675,265.97      13.52

11.50% less than Gross Cpn less than or equal to 12.00%        1,266          22.33    49,601,697.34      21.17
12.00% less than Gross Cpn less than or equal to 12.50%          640          11.29    24,551,797.92      10.48
12.50% less than Gross Cpn less than or equal to 13.00%        1,043          18.40    34,045,089.27      14.53
13.00% less than Gross Cpn less than or equal to 13.50%          198           3.49     7,399,218.12       3.16
13.50% less than Gross Cpn less than or equal to 14.00%          168           2.96     5,575,699.38       2.38
14.00% less than Gross Cpn less than or equal to 14.50%           77           1.36     2,491,535.05       1.06
14.50% less than Gross Cpn less than or equal to 15.00%           57           1.01     1,188,833.00       0.51
15.00% less than Gross Cpn less than or equal to 15.50%           71           1.25     1,945,818.17       0.83
---------------------------------------------------------------------------------------------------------------
Total................................................          5,669        100.00     234,275,441.88    100.00
===============================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


            Distribution of Outstanding Loan Balances as of the Cut-Off Date
 --------------------------------------------------------------------------------------

                                                                                      Aggregate
                                                                                      Unpaid           % of Aggr
                                     Percent of               Loan Balance     Unpaid Loan
            Range of                                         Number of   Number       As of the        Balance as of
          Loan Balances                                       Loans      of Loans     Cut-Off Date     the Cut-Off Date
        0 less than Balance less than or equal to    50,000  4276        75.43       122,945,409.36        52.48
   50,000 less than Balance less than or equal to   100,000  1150        20.29        75,268,121.64        32.13
  100,000 less than Balance less than or equal to   150,000   179         3.16        21,483,325.37         9.17
  150,000 less than Balance less than or equal to   200,000    36         0.64         6,351,917.28         2.71
  200,000 less than Balance less than or equal to   250,000    11         0.19         2,443,395.00         1.04
  250,000 less than Balance less than or equal to   300,000     5         0.09         1,388,146.09         0.59
  300,000 less than Balance less than or equal to   350,000     6         0.11         1,971,638.29         0.84
  350,000 less than Balance less than or equal to   400,000     4         0.07         1,414,333.51         0.60
  450,000 less than Balance less than or equal to   500,000     1         0.02           484,330.66         0.21
  500,000 less than Balance less than or equal to   550,000     1         0.02           524,824.68         0.22
----------------------------------------------------------------------------------------------------------------
Total......................................................  5669       100.00%      234,275,441.88      100.00%
================================================================================================================


                            LIEN STATUS AND OWNER OCCUPANCY
 -------------------------------------------------------------------------------------

                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of Percent of     Principal        Principal
                                  Loans   Loan Count      Balance          Balance
Owner Occupied, 1st Mtg           4,354      76.80    196,222,766.72         83.76
Non-Owner Occupied, 1st Mtg         479       8.45     17,171,320.14          7.33
Second Home, 1st Mtg                  3       0.05        325,303.86          0.14
Owner Occupied, 2nd Mtg             824      14.54     19,936,458.78          8.51
Multiple Properties, 1st Mtgs         9       0.16        619,592.38          0.26
-------------------------------------------------------------------------------------
Total..................           5,669     100.00%   234,275,441.88        100.00%
=====================================================================================


                                     AGE IN MONTHS
  -------------------------------------------------------------------------------------------------------------

                                                                                    Aggregate        Percent of
                                                                                     Unpaid          Aggregate
                                                           Number of Percent of     Principal        Principal
         Age                                                 Loans   Loan Count      Balance          Balance
  0 less than Age less than or equal to   6                  5,560      98.08    228,043,483.88         97.34
  6 less than Age less than or equal to  12                     24       0.42      1,239,194.89          0.53
 12 less than Age less than or equal to  18                     20       0.35      1,039,729.43          0.44
 18 less than Age less than or equal to  24                     23       0.41      1,772,086.22          0.76
 24 less than Age less than or equal to  30                     10       0.18        663,574.87          0.28
 30 less than Age less than or equal to  36                      9       0.16        667,959.95          0.29
 36 less than Age less than or equal to  42                      7       0.12        208,864.52          0.09
 42 less than Age less than or equal to  48                      1       0.02         20,443.64          0.01
 48 less than Age less than or equal to  54                      1       0.02         77,875.06          0.03
 54 less than Age less than or equal to  60                      3       0.05        108,246.91          0.05
 60 less than Age less than or equal to  66                      1       0.02         38,291.80          0.02
 66 less than Age less than or equal to  72                      1       0.02         27,060.48          0.01
 72 less than Age less than or equal to  78                      1       0.02         20,249.98          0.01
 78 less than Age less than or equal to  84                      2       0.04        114,773.63          0.05
 90 less than Age less than or equal to  96                      1       0.02         28,463.39          0.01
114 less than Age less than or equal to 120                      1       0.02         17,217.65          0.01
144 less than Age less than or equal to 156                      2       0.04        115,223.33          0.05
156 less than Age less than or equal to 168                      1       0.02         34,049.84          0.01
168 less than Age less than or equal to 180                      1       0.02         38,652.41          0.02
-----------------------------------------------------------------------------------------------------------------
Total......................................                 5,669      100.00%   234,275,441.88        100.00%
=================================================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                     PROPERTY TYPE
 -------------------------------------------------------------------------------------

                                                             Aggregate      Percent of
                                                              Unpaid        Aggregate
                                Number of  Percent of        Principal      Principal
                                  Loans    Loan Count         Balance        Balance
Deminimus PUD                         2       0.04             80,500.00      0.03
Duplex                              169       2.98          7,454,562.02      3.18
Triplex                              13       0.23            634,243.52      0.27
Fourplex or Quadplex                  9       0.16            540,949.95      0.23
Rowhouse                            104       1.83          3,091,940.95      1.32
Modular Housing                       7       0.12            344,805.65      0.15
Manufactured Housing                  4       0.07            211,923.38      0.09
Manuf Hsg Perm/Land                 905      15.96         31,688,252.61     13.53
Semi Detached                         6       0.11            251,313.29      0.11
PUD                                  12       0.21          1,000,778.89      0.43
Townhouses                            4       0.07            104,670.32      0.04
Condominiums                         71       1.25          3,301,471.80      1.41
Single Family Detached            4,363      76.96        185,570,029.50     79.21
-------------------------------------------------------------------------------------
Total...............              5,669     100.00%       234,275,441.88    100.00%
=====================================================================================


                                     REMAINING TERM
  ------------------------------------------------------------------------------------

                                                                                      Aggregate        Percent of
                                                                                       Unpaid          Aggregate
                                                            Number of  Percent of     Principal        Principal
         Rem Term                                             Loan     Loan Count      Balance          Balance
 36 less than Rem Term less than or equal to  48                 8       0.14         89,000.00          0.04
 48 less than Rem Term less than or equal to  60                89       1.57      1,606,638.92          0.69
 60 less than Rem Term less than or equal to  72                18       0.32        289,257.15          0.12
 72 less than Rem Term less than or equal to  84                54       0.95      1,001,756.69          0.43
 84 less than Rem Term less than or equal to  96                24       0.42        425,262.30          0.18
 96 less than Rem Term less than or equal to 108                12       0.21        232,535.16          0.10
108 less than Rem Term less than or equal to 120               690      12.17     16,434,518.08          7.02
120 less than Rem Term less than or equal to 132                 2       0.04         84,670.74          0.04
132 less than Rem Term less than or equal to 144               313       5.52      8,619,311.58          3.68
144 less than Rem Term less than or equal to 156                12       0.21        400,213.00          0.17
156 less than Rem Term less than or equal to 168                14       0.25        433,436.05          0.19
168 less than Rem Term less than or equal to 180             2,393      42.21     86,616,704.42         36.97
180 less than Rem Term less than or equal to 192                 3       0.05         91,328.58          0.04
192 less than Rem Term less than or equal to 204                 3       0.05        101,643.53          0.04
204 less than Rem Term less than or equal to 216                 5       0.09        253,636.76          0.11
216 less than Rem Term less than or equal to 228                 3       0.05        191,899.68          0.08
228 less than Rem Term less than or equal to 240               678      11.96     30,267,776.17         12.92
252 less than Rem Term less than or equal to 264                 1       0.02         44,600.00          0.02
264 less than Rem Term less than or equal to 276                 1       0.02         43,314.01          0.02
276 less than Rem Term less than or equal to 288                 1       0.02         71,459.62          0.03
288 less than Rem Term less than or equal to 300                62       1.09      2,669,538.22          1.14
300 less than Rem Term less than or equal to 312                 1       0.02         77,875.06          0.03
312 less than Rem Term less than or equal to 324                 2       0.04        126,289.10          0.05
324 less than Rem Term less than or equal to 336                 8       0.14      1,233,744.60          0.53
336 less than Rem Term less than or equal to 348                18       0.32      1,827,464.95          0.78
348 less than Rem Term less than or equal to 360             1,254      22.12     81,041,567.51         34.59
-------------------------------------------------------------------------------------------------------------
Total...........................................             5,669     100.00%   234,275,441.88        100.00%
=============================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-D -- Home Equity Loan Pass-Through Certificates


                                                UCFC LOAN TRUST 1997-D PRICING INFORMATION
                                         --------------------------------------------------------
                                                       (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1997-D Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     Salomon Brothers

                ** Note:  The Class A-IO Certificates are being offered by Prudential Securities only **

Class:                               A-1             A-2             A-3             A-4              A-5

Approximate
Face Amount:                  [95,300,000]     [47,500,000]   [38,200,000]    [40,400,000]      [18,110,000]

Coupon:                    1M LIBOR + 14 bps        6.475           6.510           6.670            6.755

Price:                             100-00          100-00          100-00          100-00           100-00

Yield:                                N/A           6.425           6.500           6.689            6.792

Spread:                                14              67              70              82               92

Exp Avg Life
to Maturity:                   [0.90] yrs       [2.00] yrs      [2.88] yrs      [4.10] yrs      [5.55] yrs

Exp Avg Life
to 10% Call:                   [0.90] yrs       [2.00] yrs      [2.88] yrs      [4.10] yrs      [5.55] yrs

Exp 1st Prin Pmt:                01/15/98      [07/15/99        06/15/00        05/15/01        12/15/02]

Exp Mat:                        [07/15/99       06/15/00        05/15/01        12/15/02        04/15/04]

Exp Mat to 10% Call:            [07/15/99       06/15/00        05/15/01        12/15/02        04/15/04]

Stated Mat:                     [09/15/09       06/15/12        01/15/16        06/15/20        11/15/23]

Expected
Rating:                       AAA/Aaa/AAA     AAA/Aaa/AAA     AAA/Aaa/AAA      AAA/Aaa/AAA     AAA/Aaa/AAA

Pricing Speed:                  [25]% HEP       [25]% HEP       [25]% HEP        [25]% HEP       [25]% HEP

Pricing Date:                    12/05/97        12/05/97        12/05/97        12/05/97        12/05/97

Investor
Settle Date:                     12/22/97        12/22/97        12/22/97         12/22/97        12/22/97


Pmt Delay:                         0 days         14 days         14 days          14 days         14 days

Cut-off Date:                    12/01/97        12/01/97        12/01/97         12/01/97        12/01/97

Dated Date:                      12/19/97        12/01/97        12/01/97         12/01/97        12/01/97

Int Pmt:                       actual/360          30/360         30/360            30/360          30/360

Pmt Terms:                        Monthly         Monthly        Monthly           Monthly         Monthly

1st Int. Pmt Date:               01/15/98        01/15/98       01/15/98          01/15/98        01/15/98

Collateral Type:               Fixed-Rate      Fixed-Rate     Fixed-Rate        Fixed-Rate      Fixed-Rate

SMMEA
Eligibility:                   non-SMMEA        non-SMMEA      non-SMMEA         non-SMMEA       non-SMMEA

-------------------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:
          1)  One Month LIBOR +  14 bps
          2)  Net Funds Cap

Net Funds Cap:  A rate equal to the weighted of the Mortgage Rates on the Home Equity Loans less (i) 0.6475% per annum for servicing fee, trustee fee and certificate insurer premium; and (ii) for the first 36 Distribution Dates the product of (a) 5.00% and (b) the Class A-IO Notional Amount divided by the Principal Balance of the Fixed-rate collateral group loans as of the first day of the related Remittance Period.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-D -- Home Equity Loan Pass-Through Certificates


                                          UCFC LOAN TRUST 1997-D PRICING INFORMATION (continued)
                                         --------------------------------------------------------
                                                      (FIXED-RATE COLLATERAL ONLY)

Class:                               A-6                        A-7        |        A-IO
                                                         (NAS BOND)        |      (NAS IO - Offered by PSI only)
Approximate                                                                |
Face Amount:                  [30,490,000]              [30,000,000]       |      [$30,000,000] Notional Balance
                                                                           |
Coupon:                             7.095                    6.680         |      5.00%
                                                                           |
Price:                             100-00                   100-00         |     13.3181
                                                                           |
Yield:                              7.160                    6.721         |      6.600
                                                                           |
Spread:                               121                       80         |      n/a
                                                                           |
Exp Avg Life to Maturity:      [9.90] yrs                [6.33] yrs        |      n/a
                                                                           |
Exp Avg Life to 10% call:      [7.36] yrs                [6.10] yrs        |      n/a
                                                                           |
Exp 1st Prin Pmt:               [04/15/04]               [01/15/01]        |      n/a
                                                                           |
Exp Mat:                        [08/15/27]               [10/15/20]        |      [12/15/00]
                                                                           |
Exp Mat to 10% call:            [07/15/05]               [07/15/05]        |      [12/15/00]
                                                                           |
Stated Mat:                     [04/15/29]               [04/15/29]        |      [12/15/00]
                                                                           |
Expected Rating:              AAA/Aaa/AAA              AAA/Aaa/AAA         |      AAAr/Aaa/AAA
                                                                           |
Pricing Speed:                  [25]% HEP                [25]% HEP         |     [25]% HEP
                                                                           |
Pricing Date:                    12/05/97                 12/05/97         |      12/05/97
                                                                           |
Investor Settle Date:            12/22/97                 12/22/97         |      12/22/97
                                                                           |
Pmt Delay:                        14 days                  14 days         |      14 days
                                                                           |
Cut-off Date:                    12/01/97                 12/01/97         |      12/01/97
                                                                           |
Dated Date:                      12/01/97                 12/01/97         |      12/01/97
                                                                           |
Int Pmt:                           30/360                   30/360         |      30/360
                                                                           |

Pmt Terms:                        Monthly                  Monthly         |      Monthly
                                                                           |
1st Int. Pmt Date:               01/15/98                 01/15/98         |      01/15/98
                                                                           |
Collateral Type:               Fixed-Rate               Fixed-Rate         |      fixed-rate
                                                                           |
SMMEA Eligibility:              non-SMMEA                non-SMMEA         |      non-SMMEA

* May be subject to the Net Funds Cap (described on the previous page).
--------------------------------------------------------------------------------------------------------

Principal Paydown:      1)  To the Class A-7 Certificateholders -- the Class A-7 Principal Distribution Amount
                        2)  To the Class A-1 through A-6 Certificates, in sequential order

Class A-7 Principal
Disbribution Amount:    The applicable Class A-7 Principal Percentage multiplied by the Class A-7 Principal
                        Pro Rata Distribution Amount for such Payment Date.

                        THE CLASS A-7 PRINCIPAL PERCENTAGE
                        --------------------------------
                        January 1998 to December 2000 equal to or greater than 0%
                        January 2001 to December 2002 equal to or greater than 45%
                        January 2003 to December 2003 equal to or greater than 80%
                        January 2004 to December 2004 equal to or greater than 100%
                        January 2005 and after equal to or greater than 300%



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $95,300,000.00                                                                  DATED DATE: 12/19/97
  CURRENT COUPON:  6.140%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $95,300,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/97

                        ASSUMED CONSTANT LIBOR-1M 6.0000
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24        42.433      34.079      36.746      40.088      44.667      47.464      49.465
     99-24+       40.652      32.821      35.321      38.453      42.746      45.368      47.243
     99-25        38.871      31.564      33.896      36.819      40.825      43.272      45.022
     99-25+       37.091      30.306      32.472      35.186      38.905      41.176      42.801
     99-26        35.310      29.049      31.048      33.552      36.985      39.081      40.580
     99-26+       33.530      27.792      29.624      31.919      35.065      36.986      38.360
     99-27        31.751      26.535      28.200      30.287      33.146      34.892      36.141
     99-27+       29.972      25.279      26.777      28.654      31.227      32.798      33.922

     99-28        28.193      24.023      25.354      27.022      29.308      30.704      31.703
     99-28+       26.415      22.767      23.932      25.391      27.390      28.611      29.485
     99-29        24.637      21.511      22.509      23.759      25.473      26.519      27.267
     99-29+       22.859      20.256      21.087      22.128      23.555      24.427      25.050
     99-30        21.082      19.001      19.665      20.498      21.638      22.335      22.833
     99-30+       19.305      17.746      18.244      18.867      19.722      20.244      20.617
     99-31        17.528      16.492      16.823      17.237      17.806      18.153      18.401
     99-31+       15.752      15.237      15.402      15.608      15.890      16.062      16.185

    100-00        13.976      13.983      13.981      13.978      13.974      13.972      13.970
    100-00+       12.201      12.729      12.561      12.349      12.059      11.882      11.756
    100-01        10.426      11.476      11.141      10.721      10.145       9.793       9.542
    100-01+        8.651      10.223       9.721       9.092       8.231       7.705       7.328
    100-02         6.877       8.970       8.302       7.464       6.317       5.616       5.115
    100-02+        5.103       7.717       6.882       5.837       4.403       3.528       2.902
    100-03         3.329       6.465       5.464       4.209       2.490       1.441       0.690

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       0.900       1.294       1.135       0.984       0.832       0.760       0.716
Last Payment       1.564       2.397       2.064       1.731       1.481       1.314       1.231
Mod.Dur. @ 100-00  0.846       1.197       1.057       0.922       0.784       0.718       0.678

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $47,500,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.475%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $47,500,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.562       6.562       6.562       6.562       6.562       6.562       6.561
     99-24+        6.553       6.557       6.556       6.554       6.552       6.551       6.550
     99-25         6.545       6.551       6.549       6.546       6.543       6.541       6.539
     99-25+        6.536       6.545       6.542       6.539       6.533       6.530       6.527
     99-26         6.528       6.539       6.536       6.531       6.524       6.519       6.516
     99-26+        6.519       6.534       6.529       6.523       6.515       6.509       6.505
     99-27         6.510       6.528       6.523       6.516       6.505       6.498       6.493
     99-27+        6.502       6.522       6.516       6.508       6.496       6.488       6.482

     99-28         6.493       6.517       6.509       6.500       6.486       6.477       6.471
     99-28+        6.485       6.511       6.503       6.492       6.477       6.467       6.459
     99-29         6.476       6.505       6.496       6.485       6.468       6.456       6.448
     99-29+        6.467       6.500       6.490       6.477       6.458       6.446       6.437
     99-30         6.459       6.494       6.483       6.469       6.449       6.435       6.426
     99-30+        6.450       6.488       6.477       6.462       6.439       6.425       6.414
     99-31         6.442       6.482       6.470       6.454       6.430       6.414       6.403
     99-31+        6.433       6.477       6.463       6.446       6.421       6.404       6.392

    100-00         6.425       6.471       6.457       6.438       6.411       6.393       6.380
    100-00+        6.416       6.465       6.450       6.431       6.402       6.383       6.369
    100-01         6.408       6.460       6.444       6.423       6.392       6.372       6.358
    100-01+        6.399       6.454       6.437       6.415       6.383       6.362       6.346
    100-02         6.390       6.448       6.431       6.408       6.374       6.351       6.335
    100-02+        6.382       6.443       6.424       6.400       6.364       6.341       6.324
    100-03         6.373       6.437       6.417       6.392       6.355       6.330       6.312
    100-03+        6.365       6.431       6.411       6.384       6.346       6.320       6.301

    100-04         6.356       6.426       6.404       6.377       6.336       6.309       6.290
    100-04+        6.348       6.420       6.398       6.369       6.327       6.299       6.279
    100-05         6.339       6.414       6.391       6.361       6.317       6.289       6.267

    100-05+        6.331       6.409       6.385       6.354       6.308       6.278       6.256
    100-06         6.322       6.403       6.378       6.346       6.299       6.268       6.245
    100-06+        6.314       6.397       6.371       6.338       6.289       6.257       6.234
    100-07         6.305       6.391       6.365       6.331       6.280       6.247       6.222
    100-07+        6.296       6.386       6.358       6.323       6.271       6.236       6.211

First Payment      1.564       2.397       2.064       1.731       1.481       1.314       1.231
Average Life       2.000       3.118       2.660       2.236       1.811       1.610       1.489
Last Payment       2.481       3.897       3.314       2.731       2.231       1.981       1.814
Mod.Dur. @ 100-00  1.819       2.736       2.368       2.019       1.657       1.483       1.377

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $38,200,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.510%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $38,200,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.598       6.598       6.598       6.598       6.597       6.597       6.597
     99-24+        6.591       6.594       6.593       6.592       6.591       6.590       6.589
     99-25         6.585       6.590       6.589       6.587       6.584       6.582       6.581
     99-25+        6.579       6.586       6.584       6.581       6.577       6.574       6.572
     99-26         6.573       6.582       6.579       6.576       6.570       6.567       6.564
     99-26+        6.567       6.578       6.575       6.570       6.564       6.559       6.556
     99-27         6.561       6.574       6.570       6.565       6.557       6.552       6.548
     99-27+        6.555       6.570       6.566       6.559       6.550       6.544       6.539

     99-28         6.549       6.566       6.561       6.554       6.543       6.536       6.531
     99-28+        6.542       6.562       6.556       6.548       6.537       6.529       6.523
     99-29         6.536       6.558       6.552       6.543       6.530       6.521       6.515
     99-29+        6.530       6.554       6.547       6.537       6.523       6.514       6.507
     99-30         6.524       6.550       6.543       6.532       6.516       6.506       6.498

     99-30+        6.518       6.546       6.538       6.527       6.510       6.498       6.490
     99-31         6.512       6.542       6.533       6.521       6.503       6.491       6.482
     99-31+        6.506       6.538       6.529       6.516       6.496       6.483       6.474

    100-00         6.500       6.534       6.524       6.510       6.489       6.476       6.465
    100-00+        6.493       6.530       6.520       6.505       6.483       6.468       6.457
    100-01         6.487       6.526       6.515       6.499       6.476       6.461       6.449
    100-01+        6.481       6.522       6.510       6.494       6.469       6.453       6.441
    100-02         6.475       6.518       6.506       6.488       6.462       6.445       6.433
    100-02+        6.469       6.514       6.501       6.483       6.456       6.438       6.424
    100-03         6.463       6.510       6.497       6.477       6.449       6.430       6.416
    100-03+        6.457       6.506       6.492       6.472       6.442       6.423       6.408

    100-04         6.451       6.502       6.487       6.466       6.435       6.415       6.400
    100-04+        6.445       6.499       6.483       6.461       6.429       6.407       6.392
    100-05         6.438       6.495       6.478       6.455       6.422       6.400       6.383
    100-05+        6.432       6.491       6.474       6.450       6.415       6.392       6.375
    100-06         6.426       6.487       6.469       6.445       6.408       6.385       6.367
    100-06+        6.420       6.483       6.464       6.439       6.402       6.377       6.359
    100-07         6.414       6.479       6.460       6.434       6.395       6.370       6.351
    100-07+        6.408       6.475       6.455       6.428       6.388       6.362       6.342

First Payment      2.481       3.897       3.314       2.731       2.231       1.981       1.814
Average Life       2.879       4.684       3.957       3.259       2.584       2.276       2.088
Last Payment       3.397       5.564       4.647       3.814       2.981       2.647       2.397
Mod.Dur. @ 100-00  2.545       3.912       3.381       2.847       2.306       2.052       1.894

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $40,400,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.670%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $40,400,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.761       6.762       6.761       6.761       6.760       6.760       6.760
     99-24+        6.756       6.759       6.758       6.757       6.755       6.754       6.753
     99-25         6.752       6.756       6.755       6.753       6.750       6.748       6.747
     99-25+        6.747       6.753       6.751       6.749       6.745       6.743       6.741
     99-26         6.743       6.750       6.748       6.745       6.740       6.737       6.735
     99-26+        6.738       6.747       6.744       6.741       6.735       6.731       6.728
     99-27         6.734       6.744       6.741       6.737       6.730       6.726       6.722
     99-27+        6.729       6.742       6.738       6.733       6.725       6.720       6.716

     99-28         6.725       6.739       6.734       6.729       6.720       6.714       6.710
     99-28+        6.720       6.736       6.731       6.725       6.715       6.709       6.704
     99-29         6.716       6.733       6.728       6.721       6.710       6.703       6.697
     99-29+        6.711       6.730       6.724       6.717       6.705       6.697       6.691
     99-30         6.707       6.727       6.721       6.713       6.700       6.692       6.685
     99-30+        6.702       6.724       6.718       6.709       6.695       6.686       6.679
     99-31         6.698       6.722       6.714       6.705       6.690       6.680       6.673
     99-31+        6.693       6.719       6.711       6.701       6.685       6.674       6.666

    100-00         6.689       6.716       6.707       6.697       6.680       6.669       6.660
    100-00+        6.684       6.713       6.704       6.693       6.675       6.663       6.654
    100-01         6.680       6.710       6.701       6.689       6.670       6.657       6.648
    100-01+        6.675       6.707       6.697       6.685       6.665       6.652       6.642
    100-02         6.671       6.704       6.694       6.681       6.660       6.646       6.635
    100-02+        6.666       6.702       6.691       6.677       6.655       6.640       6.629
    100-03         6.662       6.699       6.687       6.673       6.650       6.635       6.623
    100-03+        6.657       6.696       6.684       6.669       6.645       6.629       6.617

    100-04         6.653       6.693       6.681       6.665       6.640       6.623       6.611
    100-04+        6.648       6.690       6.677       6.661       6.635       6.618       6.604
    100-05         6.644       6.687       6.674       6.657       6.631       6.612       6.598
    100-05+        6.639       6.684       6.671       6.653       6.626       6.606       6.592
    100-06         6.635       6.682       6.667       6.649       6.621       6.601       6.586
    100-06+        6.631       6.679       6.664       6.645       6.616       6.595       6.580
    100-07         6.626       6.676       6.660       6.641       6.611       6.589       6.573
    100-07+        6.622       6.673       6.657       6.637       6.606       6.584       6.567


First Payment      3.397       5.564       4.647       3.814       2.981       2.647       2.397
Average Life       4.097       7.072       5.767       4.685       3.628       3.134       2.843
Last Payment       4.981       9.147       7.314       5.731       4.397       3.731       3.397
Mod.Dur. @ 100-00  3.471       5.447       4.632       3.895       3.120       2.739       2.509

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $18,110,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.755%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $18,110,000.00                 BOND A5 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97

                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.848       6.849       6.849       6.848       6.848       6.847       6.847
     99-24+        6.844       6.847       6.846       6.845       6.844       6.843       6.842
     99-25         6.841       6.845       6.844       6.842       6.840       6.838       6.837
     99-25+        6.837       6.842       6.841       6.839       6.836       6.834       6.832
     99-26         6.834       6.840       6.839       6.836       6.832       6.829       6.827
     99-26+        6.830       6.838       6.836       6.833       6.828       6.825       6.822
     99-27         6.827       6.836       6.834       6.830       6.824       6.820       6.817
     99-27+        6.824       6.834       6.831       6.827       6.820       6.816       6.813

     99-28         6.820       6.832       6.829       6.824       6.816       6.812       6.808
     99-28+        6.817       6.829       6.827       6.821       6.812       6.807       6.803
     99-29         6.813       6.827       6.824       6.818       6.809       6.803       6.798
     99-29+        6.810       6.825       6.822       6.815       6.805       6.798       6.793
     99-30         6.806       6.823       6.819       6.812       6.801       6.794       6.788
     99-30+        6.803       6.821       6.817       6.808       6.797       6.789       6.783
     99-31         6.799       6.818       6.814       6.805       6.793       6.785       6.778
     99-31+        6.796       6.816       6.812       6.802       6.789       6.780       6.774

    100-00         6.792       6.814       6.809       6.799       6.785       6.776       6.769
    100-00+        6.789       6.812       6.807       6.796       6.781       6.772       6.764
    100-01         6.785       6.810       6.804       6.793       6.778       6.767       6.759

    100-01+        6.782       6.808       6.802       6.790       6.774       6.763       6.754
    100-02         6.778       6.805       6.799       6.787       6.770       6.758       6.749
    100-02+        6.775       6.803       6.797       6.784       6.766       6.754       6.744
    100-03         6.771       6.801       6.794       6.781       6.762       6.749       6.739
    100-03+        6.768       6.799       6.792       6.778       6.758       6.745       6.735

    100-04         6.765       6.797       6.790       6.775       6.754       6.741       6.730
    100-04+        6.761       6.795       6.787       6.772       6.750       6.736       6.725
    100-05         6.758       6.792       6.785       6.769       6.746       6.732       6.720
    100-05+        6.754       6.790       6.782       6.766       6.743       6.727       6.715
    100-06         6.751       6.788       6.780       6.763       6.739       6.723       6.710
    100-06+        6.747       6.786       6.777       6.760       6.735       6.718       6.705
    100-07         6.744       6.784       6.775       6.757       6.731       6.714       6.701
    100-07+        6.740       6.781       6.772       6.754       6.727       6.710       6.696

First Payment      4.981       9.147       7.314       5.731       4.397       3.731       3.397
Average Life       5.549      10.219       8.601       6.508       4.849       4.155       3.730
Last Payment       6.314      11.397       9.814       7.814       5.397       4.564       4.147
Mod.Dur. @ 100-00  4.483       7.152       6.317       5.099       4.006       3.510       3.194

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $30,490,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  7.095%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $30,490,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97


                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         7.197       7.198       7.198       7.197       7.196       7.196       7.195
     99-24+        7.195       7.196       7.196       7.195       7.194       7.193       7.192
     99-25         7.192       7.194       7.194       7.193       7.191       7.190       7.188
     99-25+        7.190       7.192       7.192       7.191       7.189       7.187       7.185

     99-26         7.188       7.191       7.190       7.189       7.186       7.184       7.182
     99-26+        7.185       7.189       7.188       7.187       7.184       7.181       7.178
     99-27         7.183       7.187       7.186       7.185       7.181       7.178       7.175
     99-27+        7.181       7.185       7.184       7.182       7.178       7.175       7.172

     99-28         7.178       7.184       7.182       7.180       7.176       7.172       7.168
     99-28+        7.176       7.182       7.180       7.178       7.173       7.169       7.165
     99-29         7.174       7.180       7.179       7.176       7.171       7.166       7.162
     99-29+        7.171       7.178       7.177       7.174       7.168       7.163       7.158
     99-30         7.169       7.177       7.175       7.172       7.166       7.160       7.155
     99-30+        7.167       7.175       7.173       7.170       7.163       7.157       7.152
     99-31         7.164       7.173       7.171       7.168       7.161       7.154       7.148
     99-31+        7.162       7.171       7.169       7.166       7.158       7.151       7.145

    100-00         7.160       7.170       7.167       7.164       7.155       7.148       7.142
    100-00+        7.158       7.168       7.165       7.162       7.153       7.145       7.138
    100-01         7.155       7.166       7.163       7.159       7.150       7.142       7.135
    100-01+        7.153       7.164       7.162       7.157       7.148       7.139       7.132
    100-02         7.151       7.163       7.160       7.155       7.145       7.136       7.128
    100-02+        7.148       7.161       7.158       7.153       7.143       7.133       7.125
    100-03         7.146       7.159       7.156       7.151       7.140       7.130       7.122
    100-03+        7.144       7.157       7.154       7.149       7.137       7.127       7.118

    100-04         7.141       7.155       7.152       7.147       7.135       7.124       7.115
    100-04+        7.139       7.154       7.150       7.145       7.132       7.122       7.112
    100-05         7.137       7.152       7.148       7.143       7.130       7.119       7.109
    100-05+        7.135       7.150       7.146       7.141       7.127       7.116       7.105
    100-06         7.132       7.148       7.145       7.138       7.125       7.113       7.102
    100-06+        7.130       7.147       7.143       7.136       7.122       7.110       7.099
    100-07         7.128       7.145       7.141       7.134       7.120       7.107       7.095
    100-07+        7.125       7.143       7.139       7.132       7.117       7.104       7.092

First Payment      6.314      11.397       9.814       7.814       5.397       4.564       4.147
Average Life       9.900      15.057      13.330      11.345       8.591       7.077       6.103
Last Payment      29.647      29.647      29.647      29.647      29.647      29.647      29.647
Mod.Dur. @ 100-00  6.750       8.847       8.234       7.428       6.081       5.246       4.676

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $30,000,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  6.680%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $30,000,000.00                 BOND A7 BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97


                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.772       6.772       6.772       6.772       6.772       6.772       6.771
     99-24+        6.768       6.769       6.769       6.769       6.768       6.768       6.768
     99-25         6.765       6.766       6.766       6.766       6.765       6.765       6.765
     99-25+        6.762       6.763       6.763       6.762       6.762       6.762       6.761
     99-26         6.759       6.760       6.760       6.759       6.759       6.758       6.758
     99-26+        6.756       6.757       6.757       6.756       6.755       6.755       6.755
     99-27         6.753       6.755       6.754       6.753       6.752       6.752       6.751
     99-27+        6.750       6.752       6.751       6.750       6.749       6.748       6.748

     99-28         6.746       6.749       6.748       6.747       6.746       6.745       6.745
     99-28+        6.743       6.746       6.745       6.744       6.743       6.742       6.741
     99-29         6.740       6.743       6.742       6.741       6.739       6.738       6.738
     99-29+        6.737       6.740       6.739       6.738       6.736       6.735       6.734
     99-30         6.734       6.737       6.736       6.735       6.733       6.732       6.731
     99-30+        6.731       6.735       6.733       6.732       6.730       6.728       6.728
     99-31         6.727       6.732       6.730       6.729       6.726       6.725       6.724
     99-31+        6.724       6.729       6.727       6.726       6.723       6.722       6.721

    100-00         6.721       6.726       6.724       6.722       6.720       6.719       6.718
    100-00+        6.718       6.723       6.721       6.719       6.717       6.715       6.714
    100-01         6.715       6.720       6.718       6.716       6.714       6.712       6.711
    100-01+        6.712       6.717       6.716       6.713       6.710       6.709       6.708
    100-02         6.709       6.715       6.713       6.710       6.707       6.705       6.704
    100-02+        6.705       6.712       6.710       6.707       6.704       6.702       6.701
    100-03         6.702       6.709       6.707       6.704       6.701       6.699       6.698
    100-03+        6.699       6.706       6.704       6.701       6.697       6.695       6.694

    100-04         6.696       6.703       6.701       6.698       6.694       6.692       6.691
    100-04+        6.693       6.700       6.698       6.695       6.691       6.689       6.687
    100-05         6.690       6.697       6.695       6.692       6.688       6.686       6.684
    100-05+        6.687       6.695       6.692       6.689       6.685       6.682       6.681
    100-06         6.683       6.692       6.689       6.686       6.681       6.679       6.677
    100-06+        6.680       6.689       6.686       6.683       6.678       6.676       6.674
    100-07         6.677       6.686       6.683       6.680       6.675       6.672       6.671
    100-07+        6.674       6.683       6.680       6.676       6.672       6.669       6.667


First Payment      3.064       3.064       3.064       3.064       3.064       3.064       3.064
Average Life       6.329       7.171       6.868       6.537       6.155       5.965       5.847
Last Payment      24.647      28.897      28.147      26.314      22.897      20.981      19.897
Mod.Dur. @ 100-00  4.941       5.442       5.266       5.068       4.832       4.711       4.633

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $30,000,000.00                                                                  DATED DATE: 12/01/97
          COUPON:  5.000%                                 ucfc7df                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $30,000,000.00                 BOND IO BE-YIELD TABLE                     YIELD TABLE DATE: 12/22/97


                                PREPAYMENT SPEED
           PRICING SPEED
                   25.0%      15.00%      18.00%      22.00%      28.00%      32.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
   11.71807       15.762      15.762      15.762      15.762      15.762      15.762      15.762
   11.81807       15.129      15.129      15.129      15.129      15.129      15.129      15.129
   11.91807       14.505      14.505      14.505      14.505      14.505      14.505      14.505
   12.01807       13.889      13.889      13.889      13.889      13.889      13.889      13.889
   12.11807       13.283      13.283      13.283      13.283      13.283      13.283      13.283
   12.21807       12.684      12.684      12.684      12.684      12.684      12.684      12.684
   12.31807       12.094      12.094      12.094      12.094      12.094      12.094      12.094
   12.41807       11.511      11.511      11.511      11.511      11.511      11.511      11.511

   12.51807       10.937      10.937      10.937      10.937      10.937      10.937      10.937
   12.61807       10.370      10.370      10.370      10.370      10.370      10.370      10.370
   12.71807        9.810       9.810       9.810       9.810       9.810       9.810       9.810
   12.81807        9.258       9.258       9.258       9.258       9.258       9.258       9.258
   12.91807        8.713       8.713       8.713       8.713       8.713       8.713       8.713
   13.01807        8.175       8.175       8.175       8.175       8.175       8.175       8.175
   13.11807        7.643       7.643       7.643       7.643       7.643       7.643       7.643
   13.21807        7.118       7.118       7.118       7.118       7.118       7.118       7.118

   13.31807        6.600       6.600       6.600       6.600       6.600       6.600       6.600
   13.41807        6.088       6.088       6.088       6.088       6.088       6.088       6.088
   13.51807        5.582       5.582       5.582       5.582       5.582       5.582       5.582
   13.61807        5.083       5.083       5.083       5.083       5.083       5.083       5.083
   13.71807        4.589       4.589       4.589       4.589       4.589       4.589       4.589
   13.81807        4.102       4.102       4.102       4.102       4.102       4.102       4.102
   13.91807        3.620       3.620       3.620       3.620       3.620       3.620       3.620
   14.01807        3.143       3.143       3.143       3.143       3.143       3.143       3.143

   14.11807        2.672       2.672       2.672       2.672       2.672       2.672       2.672
   14.21807        2.207       2.207       2.207       2.207       2.207       2.207       2.207
   14.31807        1.747       1.747       1.747       1.747       1.747       1.747       1.747
   14.41807        1.292       1.292       1.292       1.292       1.292       1.292       1.292
   14.51807        0.842       0.842       0.842       0.842       0.842       0.842       0.842
   14.61807        0.397       0.397       0.397       0.397       0.397       0.397       0.397

First Payment      2.981       2.981       2.981       2.981       2.981       2.981       2.981
Average Life       2.981       2.981       2.981       2.981       2.981       2.981       2.981
Last Payment       2.981       2.981       2.981       2.981       2.981       2.981       2.981
Mod.Dur. @13.31807 1.427       1.427       1.427       1.427       1.427       1.427       1.427


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Neither the Issuer of the Certificates nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Certificates should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

Also, on each subsequent page of the comp materials, the following text appears as a footer:

This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Advisor immediately.

                                 PRELIMINARY
                            BACKGROUND INFORMATION

                               UCFC OWNER TRUST
                               Series 1997-DA1
                               Series 1997-DA2

                      (adjustable-rate collateral only)

    ----------------------------------------------------------------------

                               Series 1997-DA1
                  $[350,000,000] Class A FLOATING-RATE NOTES
                             (non-SMMEA-eligible)

             ---------------------------------------------------

                               Series 1997-DA2
                  $[200,000,000] Class A FLOATING-RATE NOTES
                             (non-SMMEA-eligible)

             ---------------------------------------------------





The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2 transactions, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

            UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2


                                           UCFC OWNER TRUST, SERIES 1997-DA1 PRICING INFORMATION
                                         --------------------------------------------------------
                                             (LOAN GROUP ONE ADJUSTABLE-RATE COLLATERAL ONLY)


                                  SERIES 1997-DA1
                                  ------------------------------------------
Description:                      Class A Notes

Collateral:                       Loan Group One

Approximate
Face Amount:                      $[350,000,000]

Note Rate:                        The least of:
                                      1)  1M LIBOR + TBD bps
                                      2)  Loan Group One Cap (described below)
                                   After the Series 1997-DA1 Clean-up Call, the least of:
                                      1)  1M LIBOR + 2 x TBD bps
                                      2)  Loan Group One Cap

Price:                              Par

Yield:                              Variable

Spread:                             TBD

Index:                              1 Month LIBOR

Disc. Margin                        TBD

Avg. Life to Call:                  [3.015] yrs

Avg. Life to Maturity:              [3.275] yrs

Exp. 1st Prin Payment:              01/15/98

Exp. Mat to Call:                   [11/15/04]


Exp. Mat:                           [12/15/27]

Expected Rating:                    AAA/Aaa/AAA

Pricing                             Speed: All "3/27" loans (including the
                                    prefunded "3/27" loans) will use a pricing prepayment assumption of [15]% CPR for the first [30] months and [35]% CPR thereafter.
                                    All other loans will use a pricing
                                    prepayment assumption of [28]% CPR.

Pricing Date:                       TBD

Investor Settle Date:               [12/22/97]

Payment Delay:                      0 days

Cut-off Date:                       12/01/97

Stated Maturity                     [12/15/27]

Dated Date:                         [12/19/97]

Interest Payment:                   actual/360

Payment Terms:                      Monthly

1st Interest Payment Date:          01/15/98

Principal Paydown:                  All Loan Group One principal is pass through to Class A.

SMMEA Eligibility:                  non-SMMEA eligible


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2

                                     UCFC OWNER TRUST, SERIES 1997-DA1 PRICING INFORMATION (Continued)
                                     -----------------------------------------------------------------
                                             (LOAN GROUP ONE ADJUSTABLE-RATE COLLATERAL ONLY)
Series 1997-DA1
Pre-Funding Account:       On the closing date, approximately $[78,000,000] will be deposited in a pre-funding account for the purchase of additional adjustable-rate mortgage loans. From the closing date until [March] 15, 1998, the Trust intends to purchase mortgage loans up to the entire Loan Group One pre-funding amount. Any funds remaining in the Loan Group One pre-funding account after this period will be distributed to investors in the Class A
                           Notes as a prepayment on [March] 15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the
                           Prospectus Supplement.

Series 1997-DA1
Optional Cleanup Call:     The Servicer will have the right to purchase all of the remaining Home Equity Loans in
                           Loan Group One on any Remittance Date when the aggregate Loan Balance of the Home Equity
                           Loans in Loan Group One has declined to 10% or less of an amount equal to the aggregate balance of the Home Equity Loans in Loan Group One as of the Cut-Off Date (including the
                           Subsequent Loans).

Loan Group One Cap:        Loan Group One Adjusted Net Coupon:
                           Net Coupon - fees [14.6] bps - surety carveout ([50] bps)*

                                   The Loan Group One Cap on each Disbribution Date will be the lesser of:
                                        (i)    Weighted Average Gross Life Cap:     16.362 %
                                               Less Surety carvout:                  0.500 % *
                                               Less Servicing Fee:                   0.500 %
                                               Less other fees:                      0.146 %
                                                                                   --------
                                                                                    15.216 %
                                         (ii)  Wtd. Avg Adjusted Net Coupon on Loan Group One for such
                                               Distribution Date.

                           * Carveout not applicable for the first [12] bond payments.

Basis Risk Shortfall Amt:  If, on any Disbribution Date, the Note Rate for the Class A Notes is based upon the Loan Group One Cap, the excess of (i) the amount of interest the Class A Notes would be entitled to receive on such Disbribution Date at the then-applicable Class A
                           LIBOR Rate over (ii) the amount of interest such Class will receive on such Disbribution
                           Date at the Loan Group One Cap, together with the unpaid protion of any such excess from prior Disbribution Dates (and interest accrued thereon at the then-applicable class A LIBOR
                           Rate) is referred to as the Basis Risk Shortfall Amount.  Any Basis Risk Shortfall Amount
                           will be carried forward to the next Distribution Date until paid from sources of funds and in the priority set forth in the Pooling and Servicing Agreement.  The Servicer must pay the
                           Basis Risk Shortfall Amount prior to exercising the 10% optional clean-up call on Loan Group
                           One.  The Basis Risk Shortfall Amount will not be insured by the MBIA guarantee.


Monthly Series 1997-DA1 Cap Summary (calculated on 30/360 basis):

        GROUP ONE
DATE    CAP SUMMARY
------------------
01/98   9.219           06/00   9.744
02/98   9.221           07/00   9.823
03/98   9.225           08/00   9.952
04/98   9.228           09/00   9.954
05/98   9.255           10/00   9.958
06/98   9.278           11/00   9.961
07/98   9.314           12/00   9.993
08/98   9.409           01/01  10.069
09/98   9.437           02/01  10.200
10/98   9.439           03/01  10.227
11/98   9.464           04/01  10.230
12/98   9.485           05/01  10.232
01/99   9.018           06/01  10.234
02/99   9.069           07/01  10.236
03/99   9.076           08/01  10.238
04/99   9.078           09/01  10.240
05/99   9.080           10/01  10.242
06/99   9.084           11/01  10.245
07/99   9.089           12/01  10.247
08/99   9.105           01/02  10.249
09/99   9.107           02/02  10.251
10/99   9.108           03/02  10.253
11/99   9.192           04/02  10.255
12/99   9.314           05/02  10.258
01/00   9.430           06/02  10.260
02/00   9.621           07/02  10.262
03/00   9.618           08/02  10.264
04/00   9.616           09/02  10.266
05/00   9.669           10/02  10.268


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2


                                           UCFC OWNER TRUST, SERIES 1997-DA2 PRICING INFORMATION
                                         --------------------------------------------------------
                                             (LOAN GROUP TWO ADJUSTABLE-RATE COLLATERAL ONLY)

                                  SERIES 1997-DA2
                                  ------------------------------------------
Description:                      Class A Notes

Collateral:                       Loan Group Two

Approximate
Face Amount:                      $[200,000,000]

Note Rate:                        The least of:
                                      1)  1M LIBOR + TBD bps
                                      2)  Loan Group Two Cap (described below)
                                   After the Series 1997-DA2 Clean-up Call, the least of:
                                      1)  1M LIBOR + 2 x TBD bps
                                      2)  Loan Group Two Cap

Price:                              Par

Yield:                              Variable

Spread:                             TBD

Index:                              1 Month LIBOR

Disc. Margin                        TBD

Avg. Life to Call:                  [2.938] yrs

Avg. Life to Maturity:              [3.205] yrs

Exp. 1st Prin Payment:              01/15/98

Exp. Mat to Call:                   [11/15/04]

Exp. Mat:                           [12/15/27]

Expected Rating:                    AAA/Aaa/AAA

Pricing                             Speed: All "3/27" loans (including the
                                    prefunded "3/27" loans) will use a pricing prepayment assumption of [15]% CPR for the first [30] months and [35]% CPR thereafter.
                                    All other loans will use a pricing
                                    prepayment assumption of [28]% CPR.

Pricing Date:                       TBD

Investor Settle Date:               [12/22/97]

Payment Delay:                      0 days

Cut-off Date:                       12/01/97

Stated Maturity                     [12/15/27]

Dated Date:                         [12/19/97]

Interest Payment:                   actual/360

Payment Terms:                      Monthly

1st Interest Payment Date:          01/15/98

Principal Paydown:                  All Loan Group Two principal is pass through to Class A.

SMMEA Eligibility:                  non-SMMEA eligible



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2


                                     UCFC OWNER TRUST, SERIES 1997-DA2 PRICING INFORMATION (Continued)
                                     -----------------------------------------------------------------
                                             (LOAN GROUP TWO ADJUSTABLE-RATE COLLATERAL ONLY)

Series 1997-DA2
Pre-Funding Account:       On the closing date, approximately $[50,000,000] will be deposited in a pre-funding account for the purchase of additional adjustable-rate mortgage loans. From the closing date until

                           [March] 15, 1998, the Trust intends to purchase mortgage loans up to the entire Loan Group
                           Two pre-funding amount. Any funds remaining in the Loan Group Two pre-funding account after this period will be distributed to investors in the Class A Notes as a prepayment on [March]
                           15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Series 1997-DA2
Optional Cleanup Call:     The Servicer will have the right to purchase all of the remaining Home Equity Loans in Loan
                           Group Two on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans in
                           Loan Group Two has declined to 10% or less of an amount equal to the aggregate balance of the
                           Home Equity Loans in Loan Group Two as of the Cut-Off Date (including the Subsequent Loans).

Loan Group Two Cap:        Loan Group Two Adjusted Net Coupon:
                           Net Coupon - fees [14.6] bps - surety carveout ([50] bps)*

                                   The Loan Group One Cap on each Disbribution Date will be the lesser of:
                                        (i)    Weighted Average Gross Life Cap:     16.230 %
                                               Less Surety carvout:                  0.500 % *
                                               Less Servicing Fee:                   0.500 %
                                               Less other fees:                      0.146 %
                                                                                   --------
                                                                                    15.084 %
                                         (ii)  Wtd. Avg Adjusted Net Coupon on Loan Group Two for such
                                               Distribution Date.

                           * Carveout not applicable for the first [12] bond payments.

Basis Risk Shortfall Amt:  If, on any Disbribution Date, the Note Rate for the Class A Notes is based upon the Loan Group Two Cap, the excess of (i) the amount of interest the Class A Notes would be entitled to receive on such Disbribution Date at the then-applicable Class A
                           LIBOR Rate over (ii) the amount of interest such Class will receive on such Disbribution
                           Date at the Loan Group Two Cap, together with the unpaid protion of any such excess from prior Disbribution Dates (and interest accrued thereon at the then-applicable class A LIBOR
                           Rate) is referred to as the Basis Risk Shortfall Amount.  Any Basis Risk Shortfall Amount
                           will be carried forward to the next Distribution Date until paid from sources of funds and in the priority set forth in the Pooling and Servicing Agreement.  The Servicer must pay the
                           Basis Risk Shortfall Amount prior to exercising the 10% optional clean-up call on Loan
                           Group Two.  The Basis Risk Shortfall Amount will not be insured by the MBIA guarantee.

Monthly Series 1997-DA2 Cap Summary (calculated on 30/360 basis):

        GROUP TWO
DATE    CAP SUMMARY
===================
01/98   9.160              04/00   9.735
02/98   9.161              05/00   9.732
03/98   9.163              06/00   9.836
04/98   9.165              07/00   9.912
05/98   9.167              08/00   9.977
06/98   9.283              09/00   9.978
07/98   9.391              10/00   9.981
08/98   9.495              11/00   9.984
09/98   9.609              12/00  10.007

10/98   9.609              01/01  10.072
11/98   9.609              02/01  10.135
12/98   9.720              03/01  10.190
01/99   9.267              04/01  10.192
02/99   9.293              05/01  10.194
03/99   9.358              06/01  10.196
04/99   9.357              07/01  10.198
05/99   9.356              08/01  10.200
06/99   9.360              09/01  10.202
07/99   9.358              10/01  10.204
08/99   9.357              11/01  10.207
09/99   9.356              12/01  10.209
10/99   9.354              01/02  10.211
11/99   9.353              02/02  10.213
12/99   9.524              03/02  10.215
01/00   9.643              04/02  10.217
02/00   9.742              05/02  10.219
03/00   9.739              06/02  10.221

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2

                                   SUMMARY OF TERMS
                              --------------------------
Bond Issuers:            UCFC Owner Trust Series 1997-DA1 (Class A Notes)
                         UCFC Owner Trust Series 1997-DA2 (Class A Notes)

Lead Manager:            Prudential Securities Incorporated
 Co-Managers:            Morgan Stanley Dean Witter
                         J.P. Morgan & Co.

Transferor:              UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United
                         Companies and certain subsidiaries and affiliates thereof.


Indenture Trustee:       Bankers Trust Company of California, N.A.

Securities Offered:      100% MBIA-guaranteed, asset-backed notes.

Offering:                Public shelf offering -- a prospectus and prospectus supplement will be distributed after pricing.

Pricing Date:            TBD

Investor
Settlement Date:         December 22, 1997

Form of Notes:           Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Distribution Date:       The 15th day of each month (or, if any such date is not a business day, the first business day thereafter) commencing in January 1998.  The payment delay will be zero days.

Interest Accrual
Period:                  The initial interest accrual period will be from December 19th until January 14th. In future periods, interest will accrue on the Notes at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date.

Bond Insurer:            MBIA Insurance Corporation ("MBIA").  MBIA's claims-paying ability is rated "AAA"
                         by Standard & Poor's, "Aaa" by Moody's Investors Service and "AAA" by Fitch Investors
                         Service, Inc.

Bond Insurance
Policy:                  The Bond Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Notes.

Credit Enhancement:      For both Series, a combination of:
                         (i)    the use of Net Excess Cashflow;
                         (ii)   a reserve account (which may be funded by a
                                Letter of Credit) that is cross-collateralized
                                with the UCFC Loan Trust 1997-D transaction; and
                         (iii)  A Bond Insurance Policy from MBIA.

                         Note:  The initial deposit and required maintenance levels of the Reserve Account will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations:    Subject to the considerations and conditions described in the Prospectus Supplement, it is expected that the Notes may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                No election will be made to treat the Trust Estates as REMICs for federal income tax purposes.  For federal income tax purposes, the Notes will be treated as debt obligations of the Issuer.

Legal Investment:        None of the Notes will be SMMEA-eligible.

Ratings:                 "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $350,000,000.00                                                                 DATED DATE: 12/19/97
                                                                                               FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $350,000,000.00   Series 1997-DA1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/97

                        ASSUMED CONSTANT LIBOR-1M 5.9922
                          ********* TO CALL ***********

           PRICING SPEED
                 100PPC/      50PPC/      75PPC/     125PPC/     150PPC/     175PPC/     200PPC/
     99-24        31.397      27.556      29.463      33.362      35.402      37.428      39.612
     99-24+       30.808      27.207      28.995      32.650      34.562      36.461      38.508
     99-25        30.220      26.859      28.527      31.938      33.722      35.494      37.405
     99-25+       29.631      26.511      28.060      31.226      32.883      34.528      36.302
     99-26        29.042      26.163      27.593      30.515      32.044      33.562      35.199
     99-26+       28.454      25.815      27.125      29.803      31.205      32.596      34.096
     99-27        27.866      25.468      26.658      29.092      30.366      31.630      32.994
     99-27+       27.278      25.120      26.191      28.381      29.527      30.665      31.891

     99-28        26.690      24.772      25.724      27.670      28.689      29.700      30.790
     99-28+       26.102      24.425      25.258      26.960      27.850      28.735      29.688
     99-29        25.515      24.078      24.791      26.249      27.012      27.770      28.587
     99-29+       24.927      23.730      24.324      25.539      26.175      26.805      27.486
     99-30        24.340      23.383      23.858      24.829      25.337      25.841      26.385
     99-30+       23.753      23.036      23.392      24.119      24.500      24.877      25.285
     99-31        23.166      22.689      22.926      23.409      23.662      23.914      24.184
     99-31+       22.579      22.342      22.460      22.700      22.825      22.950      23.085

    100-00        21.992      21.995      21.994      21.990      21.989      21.987      21.985
    100-00+       21.405      21.649      21.528      21.281      21.152      21.024      20.886
    100-01        20.819      21.302      21.062      20.572      20.316      20.061      19.787
    100-01+       20.233      20.955      20.597      19.863      19.479      19.099      18.688
    100-02        19.647      20.609      20.131      19.154      18.644      18.136      17.589
    100-02+       19.061      20.262      19.666      18.446      17.808      17.174      16.491
    100-03        18.475      19.916      19.201      17.738      16.972      16.212      15.393

    100-03+       17.889      19.570      18.736      17.029      16.137      15.251      14.296

    100-04        17.303      19.224      18.271      16.321      15.302      14.290      13.198
    100-04+       16.718      18.878      17.806      15.614      14.467      13.329      12.101
    100-05        16.133      18.532      17.341      14.906      13.632      12.368      11.004
    100-05+       15.548      18.186      16.876      14.198      12.798      11.407       9.908
    100-06        14.963      17.840      16.412      13.491      11.963      10.447       8.812
    100-06+       14.378      17.495      15.947      12.784      11.129       9.487       7.716
    100-07        13.793      17.149      15.483      12.077      10.296       8.527       6.620
    100-07+       13.209      16.804      15.019      11.370       9.462       7.567       5.525

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       3.015       5.737       3.958       2.431       2.025       1.738       1.509
Last Payment       6.897      13.564       9.231       5.481       4.481       3.897       3.397
Mod.Dur. @ 100-00  2.556       4.324       3.219       2.115       1.793       1.557       1.365


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $200,000,000.00                                                                 DATED DATE: 12/19/97
                                                                                               FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $200,000,000.00   Series 1997-DA2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/97


                        ASSUMED CONSTANT LIBOR-1M 5.9922
                          ********* TO CALL ***********
           PRICING SPEED
                 100PPC/      50PPC/      75PPC/     125PPC/     150PPC/     175PPC/     200PPC/
     99-24        30.634      26.600      28.588      32.775      34.956      37.320      39.796
     99-24+       30.030      26.249      28.113      32.037      34.081      36.297      38.618
     99-25        29.427      25.898      27.637      31.299      33.207      35.274      37.440
     99-25+       28.823      25.547      27.162      30.562      32.333      34.252      36.263
     99-26        28.220      25.197      26.687      29.824      31.459      33.230      35.086
     99-26+       27.617      24.846      26.212      29.087      30.585      32.208      33.909
     99-27        27.014      24.495      25.737      28.350      29.711      31.187      32.732
     99-27+       26.411      24.145      25.262      27.613      28.838      30.166      31.556


     99-28        25.808      23.795      24.787      26.877      27.965      29.145      30.380
     99-28+       25.206      23.444      24.312      26.140      27.092      28.124      29.205
     99-29        24.603      23.094      23.838      25.404      26.219      27.103      28.029
     99-29+       24.001      22.744      23.364      24.668      25.347      26.083      26.854
     99-30        23.399      22.394      22.889      23.932      24.475      25.063      25.680
     99-30+       22.797      22.044      22.415      23.196      23.603      24.044      24.505
     99-31        22.195      21.695      21.941      22.460      22.731      23.024      23.331
     99-31+       21.593      21.345      21.467      21.725      21.859      22.005      22.157

    100-00        20.992      20.995      20.994      20.990      20.988      20.986      20.984
    100-00+       20.390      20.646      20.520      20.255      20.117      19.967      19.811
    100-01        19.789      20.296      20.046      19.520      19.246      18.949      18.638
    100-01+       19.188      19.947      19.573      18.786      18.375      17.931      17.465
    100-02        18.587      19.598      19.100      18.051      17.505      16.913      16.293
    100-02+       17.987      19.249      18.627      17.317      16.635      15.895      15.121
    100-03        17.386      18.900      18.154      16.583      15.765      14.878      13.950
    100-03+       16.786      18.551      17.681      15.849      14.895      13.861      12.778

    100-04        16.185      18.202      17.208      15.115      14.025      12.844      11.607
    100-04+       15.585      17.853      16.735      14.382      13.156      11.828      10.436
    100-05        14.985      17.504      16.263      13.649      12.287      10.811       9.266
    100-05+       14.385      17.156      15.790      12.915      11.418       9.795       8.096
    100-06        13.786      16.807      15.318      12.183      10.549       8.779       6.926
    100-06+       13.186      16.459      14.846      11.450       9.681       7.764       5.756
    100-07        12.587      16.111      14.374      10.717       8.813       6.749       4.587
    100-07+       11.988      15.762      13.902       9.985       7.945       5.734       3.418

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       2.938       5.700       3.892       2.341       1.941       1.637       1.408
Last Payment       6.897      13.647       9.231       5.397       4.481       3.731       3.231
Mod.Dur. @ 100-00  2.494       4.290       3.166       2.041       1.722       1.472       1.279



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC Owner Trust Series 1997-DA1 (Preliminary Pool)
     -  Cut Off Date of Tape is  12/1/97
     -  ARM Loan Group One
     -   $221,992,486.78

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,511

Aggregate Unpaid Principal Balance:               $221,992,486.78
Aggregate Original Principal Balance:             $222,177,212.88
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.890%
Gross Coupon Range:                             6.500% -  12.650%

Weighted Average Margin (Gross):                           5.536%
Gross Margin Range:                             3.750% -   8.875%

Weighted Average Life Cap (Gross):                        16.362%
Gross Life Cap Range:                          13.000% -  19.650%

Weighted Average Life Floor (Gross):                       8.896%
Gross Life Floor Range:                         3.750% -  12.875%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $88,408.00
Average Original Principal Balance:                    $88,481.57

Maximum Unpaid Principal Balance:                     $751,639.74
Minimum Unpaid Principal Balance:                       $8,800.00

Maximum Original Principal Balance:                   $752,000.00
Minimum Original Principal Balance:                     $8,800.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         347.990
Stated Rem Term Range:                          60.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        347.742
Amortized Rem Term Range:                       60.000 -  360.087

Weighted Average Age (First Pay thru Paid Thru):            0.896
Age Range:                                       0.000 -  147.000

Weighted Average Original Term:                           348.886
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             79.024
Combined LTV Range:                            12.100% -  99.800%

Weighted Average Periodic Interest Cap:                    1.236%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Months to Interest Roll:                  27.787  * calculated from 12/97 to next rolldate
Months to Interest Roll Range:                           1 -   38

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6


--------------------------------------------------------------------------------


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                   GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
 -------------------------------------------------------------------------------------

                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                               Number of  Percent of       Principal      Principal
     State                       Loans    Loan Count        Balance        Balance
Alabama                             10       0.40%            831,565.94      0.37
Alaska                               2       0.08%            218,949.61      0.10
Arizona                             43       1.71%          4,440,096.24      2.00
Arkansas                            32       1.27%          2,246,899.72      1.01
California                         179       7.13%         30,129,312.69     13.57
Colorado                            63       2.51%          7,323,245.56      3.30
Connecticut                         23       0.92%          2,823,512.77      1.27
Delaware                             6       0.24%            702,328.86      0.32
Dist of Col                          2       0.08%            149,800.00      0.07
Florida                             88       3.50%          7,395,269.58      3.33
Georgia                             52       2.07%          4,586,822.04      2.07
Hawaii                              10       0.40%          1,956,896.57      0.88
Idaho                               65       2.59%          6,026,686.52      2.71
Illinois                            75       2.99%          6,303,740.93      2.84
Indiana                            144       5.73%          8,391,382.48      3.78
Iowa                                38       1.51%          2,013,062.82      0.91
Kansas                              19       0.76%          1,262,755.47      0.57
Kentucky                            64       2.55%          4,935,399.11      2.22
Louisiana                          133       5.30%         10,377,845.38      4.67
Maine                               36       1.43%          2,553,620.61      1.15
Maryland                            20       0.80%          2,864,737.15      1.29
Massachsetts                        27       1.08%          3,231,289.96      1.46
Michigan                           147       5.85%          9,979,048.79      4.50
Minnesota                           28       1.12%          2,378,441.69      1.07
Mississippi                         71       2.83%          4,561,757.59      2.05

Missouri                            71       2.83%          5,442,488.44      2.45
Montana                             14       0.56%          1,763,641.29      0.79
Nebraska                             5       0.20%            239,800.00      0.11
Nevada                               3       0.12%            508,449.38      0.23
New Hampshire                       23       0.92%          2,206,701.63      0.99
New Jersey                          34       1.35%          3,164,597.67      1.43
New Mexico                          36       1.43%          3,261,338.41      1.47
New York                            50       1.99%          5,139,295.67      2.32
North Carolina                     126       5.02%          9,307,485.82      4.19
Ohio                               180       7.17%         13,349,582.38      6.01
Oklahoma                            38       1.51%          2,864,389.85      1.29
Oregon                              33       1.31%          2,841,546.83      1.28
Pennsylvania                       107       4.26%          6,794,989.43      3.06
Rhode Island                         1       0.04%            115,500.00      0.05
South Carolina                      27       1.08%          1,993,353.68      0.90
South Dakota                         3       0.12%            219,344.22      0.10
Tennessee                           79       3.15%          6,497,665.49      2.93
Texas                               30       1.19%          3,218,835.29      1.45
Utah                                33       1.31%          4,399,521.28      1.98
Vermont                              5       0.20%            844,968.74      0.38
Virginia                            28       1.12%          2,569,058.27      1.16
Washington                          66       2.63%          7,565,051.14      3.41
West Virginia                       11       0.44%            755,869.43      0.34
Wisconsin                          131       5.22%          9,244,544.36      4.16
-------------------------------------------------------------------------------------
Total...................         2,511      100.00%       221,992,486.78    100.00%
=====================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  LOAN-TO-VALUE RATIOS
 -------------------------------------------------------------------------------------

                                                                                        Aggregate      Percent of
          Combined                                                                      Unpaid        Aggregate
        Loan-To-Value                                       Number of Percent of       Principal      Principal
            Ratio                                             Loans   Loan Count        Balance        Balance
10.000 less than LTV less than or equal to  15.000              2       0.08             37,800.00      0.02
15.000 less than LTV less than or equal to  20.000              3       0.12             56,592.66      0.03
20.000 less than LTV less than or equal to  25.000              1       0.04              8,800.00      0.00
25.000 less than LTV less than or equal to  30.000              7       0.28            317,077.64      0.14
30.000 less than LTV less than or equal to  35.000             13       0.52            510,260.27      0.23
35.000 less than LTV less than or equal to  40.000             17       0.68            893,128.52      0.40
40.000 less than LTV less than or equal to  45.000             19       0.76          1,060,220.09      0.48
45.000 less than LTV less than or equal to  50.000             37       1.47          2,306,303.95      1.04
50.000 less than LTV less than or equal to  55.000             39       1.55          2,525,495.53      1.14
55.000 less than LTV less than or equal to  60.000             72       2.87          5,639,174.84      2.54
60.000 less than LTV less than or equal to  65.000            107       4.26          9,017,546.19      4.06
65.000 less than LTV less than or equal to  70.000            242       9.64         20,541,921.28      9.25
70.000 less than LTV less than or equal to  75.000            267      10.63         23,019,522.47     10.37
75.000 less than LTV less than or equal to  80.000            556      22.14         60,618,917.36     27.31
80.000 less than LTV less than or equal to  85.000            374      14.89         38,090,234.28     17.16
85.000 less than LTV less than or equal to  90.000            420      16.73         36,287,051.64     16.35
90.000 less than LTV less than or equal to  95.000            201       8.00         13,135,182.53      5.92
95.000 less than LTV less than or equal to 100.000            134       5.34          7,927,257.53      3.57
-----------------------------------------------------------------------------------------------------------------
Total............................................           2,511     100.00%       221,992,486.78    100.00%
=================================================================================================================


                                     GROSS COUPON

                                                                                                      Percentage of
                                                                                          Aggregate   Cut-Off Date
                                                              Number of                    Unpaid       Aggregate
                                                              Mortgage      Percent of    Principal     Principal
         Gross Coupon                                          Loans       Loan Count     Balance       Balance
 6.00% less than Gross Cpn less than or equal to  6.50%            1           0.04        37,953.64       0.02
 6.50% less than Gross Cpn less than or equal to  7.00%            2           0.08       344,175.00       0.16
 7.00% less than Gross Cpn less than or equal to  7.50%           11           0.44     2,371,626.21       1.07
 7.50% less than Gross Cpn less than or equal to  8.00%           45           1.79     6,744,296.46       3.04
 8.00% less than Gross Cpn less than or equal to  8.50%           89           3.54    12,690,641.95       5.72
 8.50% less than Gross Cpn less than or equal to  9.00%          203           8.08    25,854,329.26      11.65
 9.00% less than Gross Cpn less than or equal to  9.50%          255          10.16    25,659,082.46      11.56
 9.50% less than Gross Cpn less than or equal to 10.00%          440          17.52    43,647,801.67      19.66

10.00% less than Gross Cpn less than or equal to 10.50%          610          24.29    47,098,552.46      21.22
10.50% less than Gross Cpn less than or equal to 11.00%          670          26.68    44,568,354.81      20.08
11.00% less than Gross Cpn less than or equal to 11.50%          124           4.94     8,920,808.01       4.02
11.50% less than Gross Cpn less than or equal to 12.00%           41           1.63     2,815,669.32       1.27
12.00% less than Gross Cpn less than or equal to 12.50%           16           0.64       949,865.24       0.43
12.50% less than Gross Cpn less than or equal to 13.00%            4           0.16       289,330.29       0.13
----------------------------------------------------------------------------------------------------------------
Total..................................................         2,511        100.00   221,992,486.78     100.00
================================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


            Distribution of Outstanding Loan Balances as of the Cut-Off Date
 --------------------------------------------------------------------------------------

                                                                                    Aggregate Unpaid      % of Aggr
                                                                        Percent of    Loan Balance       Unpaid Loan
            Range of                                        Number of    Number       As of the        Balance as of
          Loan Balances                                      Loans     of Loans     Cut-Off Date     the Cut-Off Date
        0 less than Balance less than or equal to    50,000   701        27.92        25,958,004.18        11.69
   50,000 less than Balance less than or equal to   100,000  1164        46.36        82,214,939.55        37.04
  100,000 less than Balance less than or equal to   150,000   341        13.58        41,282,746.27        18.60
  150,000 less than Balance less than or equal to   200,000   129         5.14        22,456,968.02        10.12
  200,000 less than Balance less than or equal to   250,000    83         3.31        18,561,329.98         8.36
  250,000 less than Balance less than or equal to   300,000    47         1.87        12,812,719.14         5.77
  300,000 less than Balance less than or equal to   350,000    15         0.60         5,035,158.46         2.27
  350,000 less than Balance less than or equal to   400,000    12         0.48         4,537,307.88         2.04
  400,000 less than Balance less than or equal to   450,000     7         0.28         2,899,180.42         1.31
  450,000 less than Balance less than or equal to   500,000     6         0.24         2,904,181.79         1.31
  500,000 less than Balance less than or equal to   550,000     5         0.20         2,578,311.35         1.16
  750,000 less than Balance less than or equal to 1,000,000     1         0.04           751,639.74         0.34
-----------------------------------------------------------------------------------------------------------------
Total......................................................  2511       100.00%      221,992,486.78       100.00%
=================================================================================================================


                            LIEN STATUS AND OWNER OCCUPANCY
 -------------------------------------------------------------------------------------

                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of Percent of     Principal        Principal
                                  Loans   Loan Count      Balance          Balance
Owner Occupied, 1st Mtg           2,384      94.94    213,961,177.17         96.38
Non-Owner Occupied, 1st Mtg         110       4.38      6,169,002.81          2.78
Second Home, 1st Mtg                 16       0.64      1,673,612.22          0.75
Multiple Properties, 1st Mtgs         1       0.04        188,694.58          0.09
-------------------------------------------------------------------------------------
Total..................           2,511     100.00%   221,992,486.78        100.00%
=====================================================================================

                                     AGE IN MONTHS
  ------------------------------------------------------------------------------------

                                                                                     Aggregate        Percent of
                                                                                      Unpaid          Aggregate
                                                            Number of Percent of     Principal        Principal
         Age                                                Loans   Loan Count       Balance          Balance
  0 less than Age less than or equal to   6                  2,492      99.24    220,841,850.99         99.48
  6 less than Age less than or equal to  12                      3       0.12        215,997.95          0.10
 12 less than Age less than or equal to  18                      2       0.08        115,680.81          0.05
 18 less than Age less than or equal to  24                      2       0.08         81,755.18          0.04
 24 less than Age less than or equal to  30                      1       0.04         75,997.97          0.03
 36 less than Age less than or equal to  42                      1       0.04         80,962.34          0.04
 48 less than Age less than or equal to  54                      1       0.04         48,932.11          0.02
 72 less than Age less than or equal to  78                      2       0.08        147,899.16          0.07
 78 less than Age less than or equal to  84                      2       0.08        102,818.30          0.05
 90 less than Age less than or equal to  96                      1       0.04         90,137.82          0.04
108 less than Age less than or equal to 114                      1       0.04         40,194.43          0.02
120 less than Age less than or equal to 126                      1       0.04         50,981.71          0.02
132 less than Age less than or equal to 144                      1       0.04         43,891.97          0.02
144 less than Age less than or equal to 156                      1       0.04         55,386.04          0.02
----------------------------------------------------------------------------------------------------------------
Total......................................                  2,511     100.00%   221,992,486.78        100.00%
================================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE

         SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                     PROPERTY TYPE
 -------------------------------------------------------------------------------------

                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                                Number of Percent of       Principal      Principal
                                  Loans   Loan Count        Balance        Balance
Deminimus PUD                         1       0.04             54,000.00      0.02
Duplex                               70       2.79          5,580,798.63      2.51
Triplex                               5       0.20            425,900.00      0.19
Fourplex or Quadplex                  1       0.04             91,500.00      0.04
Rowhouse                             19       0.76            878,590.47      0.40
Modular Housing                       3       0.12            167,671.07      0.08
Manuf Hsg Perm/Land                  13       0.52            822,892.05      0.37
Semi Detached                         2       0.08            187,959.13      0.08
PUD                                  76       3.03         12,192,659.54      5.49
Townhouses                            8       0.32            515,901.34      0.23
Condominiums                         67       2.67          6,238,717.40      2.81
Single Family Detached            2,246      89.45        194,835,897.15     87.77
-------------------------------------------------------------------------------------
Total...............              2,511     100.00%       221,992,486.78    100.00%
=====================================================================================


                                     REMAINING TERM
  ------------------------------------------------------------------------------------

                                                                                     Aggregate        Percent of
                                                                                     Unpaid           Aggregate
                                                            Number     Percent of    Principal        Principal
         Rem Term                                           of Loan    Loan Count    Balance          Balance
 48 less than Rem Term less than or equal to  60                 1       0.04          8,800.00          0.00
168 less than Rem Term less than or equal to 180               161       6.41      8,331,180.26          3.75
204 less than Rem Term less than or equal to 216                 1       0.04         55,386.04          0.02
216 less than Rem Term less than or equal to 228                 1       0.04         43,891.97          0.02
228 less than Rem Term less than or equal to 240               157       6.25      7,983,936.53          3.60
240 less than Rem Term less than or equal to 252                 1       0.04         40,194.43          0.02
264 less than Rem Term less than or equal to 276                 1       0.04         90,137.82          0.04
276 less than Rem Term less than or equal to 288                 4       0.16        250,717.46          0.11

288 less than Rem Term less than or equal to 300                 3       0.12        216,420.79          0.10
300 less than Rem Term less than or equal to 312                 1       0.04         48,932.11          0.02
312 less than Rem Term less than or equal to 324                 1       0.04         80,962.34          0.04
324 less than Rem Term less than or equal to 336                 2       0.08        134,975.51          0.06
336 less than Rem Term less than or equal to 348                 4       0.16        270,200.73          0.12
348 less than Rem Term less than or equal to 360             2,173      86.54    204,436,750.79         92.09
-----------------------------------------------------------------------------------------------------------------
Total...........................................             2,511     100.00%   221,992,486.78        100.00%
=================================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                           GROSS MARGIN

                                                                                                   Percentage of
                                                                                     Aggregate     Cut-Off Date
                                                              Number of               Unpaid         Aggregate
                                                              Mortgage               Principal       Principal
         Gross Margin                                          Loans                 Balance         Balance
 3.50% less than Margin less than or equal to  3.75%               1     0.04         58,378.72         0.03
 3.75% less than Margin less than or equal to  4.00%              81     3.23      6,796,365.00         3.06
 4.00% less than Margin less than or equal to  4.25%               4     0.16        262,100.00         0.12
 4.25% less than Margin less than or equal to  4.50%             385    15.33     27,962,230.08        12.60
 4.50% less than Margin less than or equal to  4.75%             119     4.74     10,974,024.11         4.94
 4.75% less than Margin less than or equal to  5.00%             115     4.58     12,323,058.14         5.55
 5.00% less than Margin less than or equal to  5.25%             601    23.93     39,873,528.49        17.96
 5.25% less than Margin less than or equal to  5.50%             193     7.69     18,712,999.48         8.43
 5.50% less than Margin less than or equal to  5.75%             251    10.00     25,757,995.72        11.60
 5.75% less than Margin less than or equal to  6.00%             239     9.52     26,190,539.84        11.80
 6.00% less than Margin less than or equal to  6.25%             225     8.96     23,897,722.26        10.77
 6.25% less than Margin less than or equal to  6.50%             113     4.50     13,230,672.52         5.96
 6.50% less than Margin less than or equal to  6.75%              87     3.46      8,155,888.40         3.67
 6.75% less than Margin less than or equal to  7.00%              44     1.75      3,942,466.78         1.78
 7.00% less than Margin less than or equal to  7.25%              17     0.68        903,310.71         0.41
 7.25% less than Margin less than or equal to  7.50%              26     1.04      2,387,167.63         1.08
 7.50% less than Margin less than or equal to  7.75%               4     0.16        309,792.89         0.14
 7.75% less than Margin less than or equal to  8.00%               5     0.20        191,778.17         0.09
 8.75% less than Margin less than or equal to  9.00%               1     0.04         62,467.84         0.03
-----------------------------------------------------------------------------------------------------------------
Total...............................................           2,511   100.00    221,992,486.78       100.00
=================================================================================================================



                             MAXIMUM LIFETIME COUPON RATE (LIFE CAP)

                                                                                            Percentage of
                                                                          Aggregate         Cut-Off Date
                                                         Number of        Unpaid            Aggregate
         Gross                                           Mortgage         Principal         Principal
         Life Cap                                        Loans            Balance           Balance
12.500 LIFE CAP less than or equal to 13.000               1       0.04       67,945.72        0.03
13.000 LIFE CAP less than or equal to 13.500               1       0.04       37,953.64        0.02
13.500 LIFE CAP less than or equal to 14.000               3       0.12      367,562.73        0.17
14.000 LIFE CAP less than or equal to 14.500              16       0.64    2,843,346.68        1.28
14.500 LIFE CAP less than or equal to 15.000              71       2.83   10,104,799.76        4.55
15.000 LIFE CAP less than or equal to 15.500             152       6.05   19,211,562.79        8.65
15.500 LIFE CAP less than or equal to 16.000             417      16.61   44,733,090.53       20.15
16.000 LIFE CAP less than or equal to 16.500             663      26.40   55,348,262.48       24.93
16.500 LIFE CAP less than or equal to 17.000             789      31.42   60,082,895.45       27.07
17.000 LIFE CAP less than or equal to 17.500             222       8.84   16,856,807.15        7.59
17.500 LIFE CAP less than or equal to 18.000             104       4.14    7,347,732.90        3.31
18.000 LIFE CAP less than or equal to 18.500              38       1.51    2,812,891.40        1.27
18.500 LIFE CAP less than or equal to 19.000              17       0.68    1,207,168.87        0.54
19.000 LIFE CAP less than or equal to 19.500              14       0.56      724,865.24        0.33
19.500 LIFE CAP less than or equal to 20.000               3       0.12      245,601.44        0.11
-----------------------------------------------------------------------------------------------------------------
Total.......................................            2511     100.00 $221,992,486.78     100.00%
=================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            MINIMUM LIFETIME COUPON RATES (LIFE FLOOR)

                                                                                             Percentage of
                                                                               Aggregate     Cut-Off Date
                                                        Number of               Unpaid         Aggregate
            Gross                                       Mortgage               Principal       Principal
          Life Floor                                     Loans                 Balance         Balance
 3.500 Life Floor less than or equal to 4.000              1       0.04       58,378.72        0.03
 5.000 Life Floor less than or equal to 5.500              2       0.08      232,500.00        0.10
 5.500 Life Floor less than or equal to 6.000              2       0.08      137,645.72        0.06
 6.000 Life Floor less than or equal to 6.500              2       0.08       86,711.13        0.04
 6.500 Life Floor less than or equal to 7.000             17       0.68    2,131,888.84        0.96
 7.000 Life Floor less than or equal to 7.500             73       2.91    8,628,702.54        3.89
 7.500 Life Floor less than or equal to 8.000            258      10.27   27,111,418.12       12.21
 8.000 Life Floor less than or equal to 8.500            541      21.55   47,847,068.55       21.55
 8.500 Life Floor less than or equal to 9.000           767      30.55   62,009,867.25       27.93
 9.000 Life Floor less than or equal to 9.500            277      11.03   25,560,108.16       11.51
 9.500 Life Floor less than or equal to 10.000           242       9.64   24,146,930.46       10.88
10.000 Life Floor less than or equal to 10.500           159       6.33   12,082,142.36        5.44
10.500 Life Floor less than or equal to 11.000            90       3.58    6,767,619.13        3.05
11.000 Life Floor less than or equal to 11.500            38       1.51    2,650,891.40        1.19
11.500 Life Floor less than or equal to 12.000            24       0.96    1,458,397.72        0.66
12.000 Life Floor less than or equal to 12.500            15       0.60      901,865.24        0.41
12.500 Life Floor less than or equal to 13.000             3       0.12      180,351.44        0.08
-----------------------------------------------------------------------------------------------------------------
Total........................................           2511     100.00  $221,992,486.78     100.00%
=================================================================================================================

                                          NEXT ROLLDATE

                                             Percentage
                                             of Cut-Off
                                             Aggregate        Date
     Next   Number of                         Unpaid       Aggregate
     Roll   Mortgage   Percent of            Principal     Principal
     Date     Loans    Loan Count             Balance       Balance
   01/01/98       2        0.08               $292,167.37      0.13
   02/01/98       1        0.04               $136,554.88      0.06
   03/01/98       1        0.04                $43,728.85      0.02
   04/01/98      28        1.12             $5,250,171.54      2.37
   05/01/98      28        1.12             $4,747,192.08      2.14
   06/01/98      64        2.55             $8,991,788.40      4.05
   07/01/98      45        1.79             $3,588,250.00      1.62
   08/01/98       5        0.20               $575,100.00      0.26

   07/01/99       1        0.04                $36,721.91      0.02
   08/01/99       4        0.16               $421,536.33      0.19
   09/01/99       1        0.04                $34,918.86      0.02
   10/01/99     240        9.56            $22,079,760.36      9.95
   11/01/99     340       13.54            $33,099,155.16     14.91
   12/01/99     316       12.58            $32,146,489.44     14.48
   01/01/00       9        0.36             $1,001,877.00      0.45
   08/01/00       2        0.08               $102,323.40      0.05
   09/01/00       1        0.04               $188,694.58      0.09
   10/01/00       3        0.12               $248,059.65      0.11
   11/01/00     131        5.22            $12,306,064.29      5.54
   12/01/00     569       22.66            $43,001,479.76     19.37
   01/01/01     694       27.64            $51,333,052.92     23.12
   02/01/01      26        1.04             $2,367,400.00      1.07
--------------------------------------------------------------------------
Total........ 2,511    100.00%            $221,992,486.78  100.00%
==========================================================================

                                                    LOAN TYPE
----------------------------------------------------------------------------------------------------------------------------------

                                                         WA                                                         Total
                                  #      %              Rem                                    Perido              Current
       Loan Feature              Loan   Pool      WAC   Term    LTV    MARGIN   LIFECAP  FLOOR  Cap     Roll       Balance
ARM                                160  10.07    8.926 351.18  78.75     5.73    15.65    8.92   1.36    5.40    $22,354,113.00
ARM 228                            911  40.01    9.464 358.95  75.04     6.08    16.46    9.46   1.50   23.12    $88,820,459.06
ARM 312                            148   3.48   10.500 179.81  80.55     5.11    16.50    8.49   1.00   36.45     $7,725,465.49
ARM 317                            148   3.38   10.599 239.93  80.37     5.04    16.60    8.61   1.00   36.45     $7,508,125.97
ARM 327                          1,144  43.06   10.405 359.14  82.56     5.06    16.41    8.43   1.00   35.98    $95,584,323.26
----------------------------------------------------------------------------------------------------------------------------------
Total.....                       2,511 100.00%   9.890 347.99  79.02     5.54    16.36    8.90   1.24   27.79   $221,992,486.78
==================================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC Owner Trust Series 1997-DA2 (Preliminary Pool)

     -  Cut Off Date of Tape is  12/1/97
     -  ARM Loan Group Two
     -   $150,000,538.57
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,921

Aggregate Unpaid Principal Balance:               $150,000,538.57
Aggregate Original Principal Balance:             $150,119,449.47
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                           9.806%
Gross Coupon Range:                             5.750% -  13.125%

Weighted Average Margin (Gross):                           5.473%
Gross Margin Range:                             3.500% -   9.000%

Weighted Average Life Cap (Gross):                        16.230%
Gross Life Cap Range:                           6.125% -  20.125%

Weighted Average Life Floor (Gross):                       9.157% *
Gross Life Floor Range:                         5.750% -  13.125%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $78,084.61
Average Original Principal Balance:                    $78,146.51

Maximum Unpaid Principal Balance:                     $214,200.00
Minimum Unpaid Principal Balance:                       $8,900.00

Maximum Original Principal Balance:                   $214,200.00
Minimum Original Principal Balance:                     $8,900.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         340.407
Stated Rem Term Range:                          59.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        340.269
Amortized Rem Term Range:                       59.000 -  360.055

Weighted Average Age (First Pay thru Paid Thru):            1.153
Age Range:                                       0.000 -  112.000

Weighted Average Original Term:                           341.560
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             78.880
Combined LTV Range:                             7.000% -  99.900%

Weighted Average Periodic Interest Cap:                    1.217%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  20.891    calculated from 12/97 to next rolldate

Months to Interest Roll Range:                           1 -   38

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

--------------------------------------------------------------------------------


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                   GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
 -------------------------------------------------------------------------------------

                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                               Number of  Percent of       Principal      Principal
     State                       Loans    Loan Count        Balance        Balance
Alabama                              8       0.42%            776,588.62      0.52
Arizona                             32       1.67%          2,679,405.63      1.79
Arkansas                            26       1.35%          1,576,850.80      1.05
California                         104       5.41%         12,397,452.33      8.26
Colorado                            54       2.81%          5,835,485.80      3.89
Connecticut                         13       0.68%          1,610,854.51      1.07
Delaware                             3       0.16%            304,923.66      0.20
Dist of Col                          4       0.21%            448,200.00      0.30
Florida                             71       3.70%          4,826,171.06      3.22
Georgia                             31       1.61%          2,490,914.29      1.66
Hawaii                               2       0.10%            280,782.52      0.19
Idaho                               49       2.55%          4,164,534.99      2.78
Illinois                            68       3.54%          5,063,041.88      3.38
Indiana                            103       5.36%          5,894,268.22      3.93
Iowa                                22       1.15%          1,431,372.61      0.95
Kansas                              21       1.09%          1,349,515.99      0.90
Kentucky                            53       2.76%          3,057,810.42      2.04
Louisiana                           69       3.59%          5,059,385.93      3.37
Maine                               22       1.15%          1,509,426.97      1.01
Maryland                            14       0.73%          1,536,168.54      1.02
Massachsetts                        37       1.93%          4,038,852.78      2.69
Michigan                           118       6.14%          7,505,699.07      5.00
Minnesota                           22       1.15%          1,459,789.66      0.97

Mississippi                         27       1.41%          1,485,853.20      0.99
Missouri                            53       2.76%          3,244,164.05      2.16
Montana                             13       0.68%          1,187,837.48      0.79
Nebraska                             4       0.21%            134,900.00      0.09
Nevada                               5       0.26%            604,614.64      0.40
New Hampshire                       25       1.30%          2,204,443.81      1.47
New Jersey                          42       2.19%          4,526,616.96      3.02
New Mexico                          17       0.88%          1,339,228.37      0.89
New York                            92       4.79%         10,267,574.62      6.85
North Carolina                      76       3.96%          5,631,341.30      3.75
Ohio                               148       7.70%          9,173,531.60      6.12
Oklahoma                            35       1.82%          1,913,513.66      1.28
Oregon                              30       1.56%          2,974,714.52      1.98
Pennsylvania                        69       3.59%          3,904,949.96      2.60
Rhode Island                         4       0.21%            312,765.91      0.21
South Carolina                      19       0.99%          1,554,866.85      1.04
South Dakota                         1       0.05%             92,950.00      0.06
Tennessee                           68       3.54%          4,830,824.57      3.22
Texas                               28       1.46%          1,772,148.59      1.18
Utah                                27       1.41%          2,794,252.19      1.86
Vermont                              1       0.05%             85,572.34      0.06
Virginia                            16       0.83%          1,280,135.54      0.85
Washington                          43       2.24%          4,361,787.96      2.91
West Virginia                       12       0.62%            737,254.97      0.49
Wisconsin                          120       6.25%          8,287,199.20      5.52
-------------------------------------------------------------------------------------
Total...................         1,921      100.00%       150,000,538.57    100.00%
=====================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                  LOAN-TO-VALUE RATIOS
 -------------------------------------------------------------------------------------

                                                                                       Aggregate      Percent of
          Combined                                                                      Unpaid        Aggregate
        Loan-To-Value                                       Number of Percent of       Principal      Principal
            Ratio                                             Loans   Loan Count        Balance        Balance
 5.000 less than LTV less than or equal to  10.000               1       0.05             67,900.00      0.05
15.000 less than LTV less than or equal to  20.000               6       0.31            199,873.22      0.13
20.000 less than LTV less than or equal to  25.000               3       0.16             86,267.01      0.06
25.000 less than LTV less than or equal to  30.000               5       0.26            140,488.71      0.09
30.000 less than LTV less than or equal to  35.000              11       0.57            333,910.53      0.22
35.000 less than LTV less than or equal to  40.000              17       0.88            761,310.35      0.51
40.000 less than LTV less than or equal to  45.000              20       1.04          1,131,316.00      0.75
45.000 less than LTV less than or equal to  50.000              26       1.35          1,235,606.55      0.82
50.000 less than LTV less than or equal to  55.000              39       2.03          2,572,688.91      1.72
55.000 less than LTV less than or equal to  60.000              71       3.70          4,527,418.70      3.02
60.000 less than LTV less than or equal to  65.000             105       5.47          7,175,830.27      4.78
65.000 less than LTV less than or equal to  70.000             168       8.75         12,155,094.01      8.10
70.000 less than LTV less than or equal to  75.000             261      13.59         21,018,023.68     14.01
75.000 less than LTV less than or equal to  80.000             342      17.80         30,677,674.14     20.45
80.000 less than LTV less than or equal to  85.000             267      13.90         23,170,662.12     15.45
85.000 less than LTV less than or equal to  90.000             289      15.04         24,388,273.46     16.26
90.000 less than LTV less than or equal to  95.000             162       8.43         11,740,727.24      7.83
95.000 less than LTV less than or equal to 100.000             128       6.66          8,617,473.67      5.74
---------------------------------------------------------------------------------------------------------------
Total.............................................           1,921     100.00%       150,000,538.57    100.00%
===============================================================================================================


                                     GROSS COUPON
                                                                                                       Percentage of
                                                                                           Aggregate   Cut-Off Date
                                                               Number of                    Unpaid       Aggregate
                                                               Mortgage      Percent of    Principal     Principal
         Gross Coupon                                           Loans       Loan Count     Balance       Balance
 5.50% less than Gross Cpn less than or equal to  6.00%            1           0.05       178,989.29       0.12
 6.00% less than Gross Cpn less than or equal to  6.50%            4           0.21       280,379.09       0.19
 6.50% less than Gross Cpn less than or equal to  7.00%            6           0.31       660,016.03       0.44
 7.00% less than Gross Cpn less than or equal to  7.50%           14           0.73     1,254,397.60       0.84
 7.50% less than Gross Cpn less than or equal to  8.00%           57           2.97     5,563,255.35       3.71
 8.00% less than Gross Cpn less than or equal to  8.50%           82           4.27     9,150,216.14       6.10
 8.50% less than Gross Cpn less than or equal to  9.00%          190           9.89    19,667,222.32      13.11

 9.00% less than Gross Cpn less than or equal to  9.50%          200          10.41    18,880,109.86      12.59
 9.50% less than Gross Cpn less than or equal to 10.00%          429          22.33    31,363,789.34      20.91
10.00% less than Gross Cpn less than or equal to 10.50%          338          17.60    25,618,201.30      17.08
10.50% less than Gross Cpn less than or equal to 11.00%          437          22.75    27,133,318.49      18.09
11.00% less than Gross Cpn less than or equal to 11.50%           96           5.00     6,171,815.72       4.11
11.50% less than Gross Cpn less than or equal to 12.00%           53           2.76     3,214,202.68       2.14
12.00% less than Gross Cpn less than or equal to 12.50%           11           0.57       597,718.37       0.40
12.50% less than Gross Cpn less than or equal to 13.00%            1           0.05        37,900.00       0.03
13.00% less than Gross Cpn less than or equal to 13.50%            2           0.10       229,006.99       0.15
-----------------------------------------------------------------------------------------------------------------
Total.................................................          1,921        100.00     150,000,538.57   100.00
=================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


            Distribution of Outstanding Loan Balances as of the Cut-Off Date
 --------------------------------------------------------------------------------------

                                                                                    Aggregate Unpaid      % of Aggr
                                                                        Percent of    Loan Balance       Unpaid Loan
            Range of                                        Number of    Number       As of the        Balance as of
          Loan Balances                                       Loans     of Loans     Cut-Off Date     the Cut-Off Date
        0 less than Balance less than or equal to    50,000   574        29.88        20,406,121.13        13.60
   50,000 less than Balance less than or equal to   100,000   844        43.94        60,910,459.61        40.61
  100,000 less than Balance less than or equal to   150,000   354        18.43        42,677,471.61        28.45
  150,000 less than Balance less than or equal to   200,000   127         6.61        21,439,876.82        14.29
  200,000 less than Balance less than or equal to   250,000    22         1.15         4,566,609.40         3.04
-----------------------------------------------------------------------------------------------------------------
Total......................................................  1921       100.00%      150,000,538.57      100.00%
=================================================================================================================


                            LIEN STATUS AND OWNER OCCUPANCY
 -------------------------------------------------------------------------------------

                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of Percent of     Principal        Principal
                                  Loans   Loan Count      Balance          Balance
Owner Occupied, 1st Mtg           1,777      92.50    141,294,141.09         94.20
Non-Owner Occupied, 1st Mtg         131       6.82      7,636,156.46          5.09
Second Home, 1st Mtg                 13       0.68      1,070,241.02          0.71
-------------------------------------------------------------------------------------
Total..................           1,921     100.00%   150,000,538.57        100.00%
=====================================================================================


                                     AGE IN MONTHS
  ------------------------------------------------------------------------------------

                                                                                    Aggregate        Percent of
                                                                                     Unpaid          Aggregate
                                                           Number of Percent of     Principal        Principal
         Age                                                 Loans   Loan Count      Balance          Balance
  0 less than Age less than or equal to   6                  1,898      98.80    148,504,639.79         99.00
  6 less than Age less than or equal to  12                      3       0.16        161,902.25          0.11
 12 less than Age less than or equal to  18                      3       0.16         98,429.89          0.07
 24 less than Age less than or equal to  30                      1       0.05         22,916.93          0.02
 30 less than Age less than or equal to  36                      3       0.16        152,112.64          0.10
 36 less than Age less than or equal to  42                      1       0.05         65,116.37          0.04
 42 less than Age less than or equal to  48                      1       0.05        118,557.28          0.08
 48 less than Age less than or equal to  54                      1       0.05         56,479.16          0.04
 54 less than Age less than or equal to  60                      1       0.05         86,056.61          0.06
 60 less than Age less than or equal to  66                      1       0.05        109,343.51          0.07
 66 less than Age less than or equal to  72                      2       0.10        160,730.62          0.11
 72 less than Age less than or equal to  78                      1       0.05        125,006.24          0.08
 90 less than Age less than or equal to  96                      2       0.10        166,510.22          0.11
102 less than Age less than or equal to 108                      1       0.05         64,409.50          0.04
108 less than Age less than or equal to 114                      2       0.10        108,327.56          0.07
-----------------------------------------------------------------------------------------------------------------
Total......................................                  1,921     100.00%   150,000,538.57        100.00%
=================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                     PROPERTY TYPE
 -------------------------------------------------------------------------------------

                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                                Number of Percent of       Principal      Principal
                                  Loans   Loan Count        Balance        Balance
Duplex                               94       4.89          8,201,391.85      5.47
Triplex                               9       0.47            763,400.67      0.51
Fourplex or Quadplex                  1       0.05             38,600.00      0.03
Rowhouse                              5       0.26            143,733.28      0.10
Manuf Hsg Perm/Land                  10       0.52            745,120.06      0.50
Semi Detached                         2       0.10            123,800.00      0.08
PUD                                  48       2.50          4,804,790.38      3.20
Townhouses                            5       0.26            557,900.00      0.37
Condominiums                         47       2.45          3,815,897.32      2.54
Single Family Detached            1,700      88.50        130,805,905.01     87.20
-------------------------------------------------------------------------------------
Total...............              1,921     100.00%       150,000,538.57    100.00%
=====================================================================================

                                     REMAINING TERM
  ------------------------------------------------------------------------------------

                                                                                      Aggregate        Percent of
                                                                                       Unpaid          Aggregate
                                                             Number of Percent of     Principal        Principal
         Rem Term                                              Loan    Loan Count      Balance          Balance
 48 less than Rem Term less than or equal to  60                 3       0.16         63,648.30          0.04
 72 less than Rem Term less than or equal to  84                 1       0.05         39,900.00          0.03
 96 less than Rem Term less than or equal to 108                 1       0.05         13,699.72          0.01
108 less than Rem Term less than or equal to 120                18       0.94        384,888.59          0.26
132 less than Rem Term less than or equal to 144                 1       0.05         38,700.00          0.03
144 less than Rem Term less than or equal to 156                 2       0.10         79,016.93          0.05
156 less than Rem Term less than or equal to 168                 2       0.10         84,730.17          0.06
168 less than Rem Term less than or equal to 180               190       9.89      9,590,700.56          6.39
192 less than Rem Term less than or equal to 204                 1       0.05         45,146.26          0.03
204 less than Rem Term less than or equal to 216                 1       0.05         25,700.00          0.02

228 less than Rem Term less than or equal to 240               128       6.66      7,047,389.26          4.70
240 less than Rem Term less than or equal to 252                 2       0.10        108,327.56          0.07
252 less than Rem Term less than or equal to 264                 2       0.10        138,105.52          0.09
264 less than Rem Term less than or equal to 276                 1       0.05         92,814.20          0.06
276 less than Rem Term less than or equal to 288                 2       0.10        199,806.24          0.13
288 less than Rem Term less than or equal to 300                 6       0.31        512,674.13          0.34
300 less than Rem Term less than or equal to 312                 2       0.10        142,535.77          0.10
312 less than Rem Term less than or equal to 324                 2       0.10        183,673.65          0.12
324 less than Rem Term less than or equal to 336                 2       0.10        106,966.38          0.07
336 less than Rem Term less than or equal to 348                 1       0.05         22,799.33          0.02
348 less than Rem Term less than or equal to 360             1,553      80.84    131,079,316.00         87.39
-----------------------------------------------------------------------------------------------------------------
Total...........................................             1,921    100.00%    150,000,538.57        100.00%
=================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                           GROSS MARGIN

                                                                                                  Percentage of
                                                                                     Aggregate     Cut-Off Date
                                                            Number of  Percent of     Unpaid       Aggregate
                                                             Mortgage    Loan        Principal      Principal
         Gross Margin                                         Loans      Count        Balance        Balance
 3.25% less than Margin less than or equal to  3.50%               1     0.05        160,800.00         0.11
 3.50% less than Margin less than or equal to  3.75%              19     0.99      1,068,994.93         0.71
 3.75% less than Margin less than or equal to  4.00%             211    10.98     13,925,142.24         9.28
 4.00% less than Margin less than or equal to  4.25%              16     0.83      1,411,372.67         0.94
 4.25% less than Margin less than or equal to  4.50%             189     9.84     15,798,278.89        10.53
 4.50% less than Margin less than or equal to  4.75%              42     2.19      4,102,662.99         2.74
 4.75% less than Margin less than or equal to  5.00%             143     7.44     11,658,051.90         7.77
 5.00% less than Margin less than or equal to  5.25%             196    10.20     15,491,477.43        10.33
 5.25% less than Margin less than or equal to  5.50%             144     7.50     13,270,148.11         8.85
 5.50% less than Margin less than or equal to  5.75%             207    10.78     16,797,714.16        11.20
 5.75% less than Margin less than or equal to  6.00%             338    17.60     25,968,014.74        17.31
 6.00% less than Margin less than or equal to  6.25%             149     7.76     12,790,586.43         8.53
 6.25% less than Margin less than or equal to  6.50%              64     3.33      4,785,246.76         3.19
 6.50% less than Margin less than or equal to  6.75%              78     4.06      5,220,446.88         3.48
 6.75% less than Margin less than or equal to  7.00%              61     3.18      3,912,127.50         2.61

 7.00% less than Margin less than or equal to  7.25%              18     0.94      1,016,824.81         0.68
 7.25% less than Margin less than or equal to  7.50%              26     1.35      1,684,444.10         1.12
 7.50% less than Margin less than or equal to  7.75%               6     0.31        362,879.04         0.24
 7.75% less than Margin less than or equal to  8.00%               7     0.36        264,070.71         0.18
 8.00% less than Margin less than or equal to  8.25%               4     0.21        206,289.03         0.14
 8.25% less than Margin less than or equal to  8.50%               1     0.05         43,281.91         0.03
 8.75% less than Margin less than or equal to  9.00%               1     0.05         61,683.34         0.04
-----------------------------------------------------------------------------------------------------------------
Total................................................          1,921   100.00    150,000,538.57       100.00
=================================================================================================================

                             MAXIMUM LIFETIME COUPON RATE (LIFE CAP)

                                                                                           Percentage of
                                                                             Aggregate     Cut-Off Date
                                                     Number of  Percent of    Unpaid         Aggregate
          Gross                                       Mortgage    Loan       Principal       Principal
         Life Cap                                      Loans      Count       Balance        Balance
 0.000 LIFE CAP less than or equal to 10.000               1       0.05      104,916.17        0.07
11.000 LIFE CAP less than or equal to 11.500               1       0.05       10,000.00        0.01
12.500 LIFE CAP less than or equal to 13.000               1       0.05      178,989.29        0.12
13.000 LIFE CAP less than or equal to 13.500               5       0.26      320,279.09        0.21
13.500 LIFE CAP less than or equal to 14.000              11       0.57    1,162,424.73        0.77
14.000 LIFE CAP less than or equal to 14.500              29       1.51    3,075,672.74        2.05
14.500 LIFE CAP less than or equal to 15.000             110       5.73   11,246,836.47        7.50
15.000 LIFE CAP less than or equal to 15.500             156       8.12   15,552,337.60       10.37
15.500 LIFE CAP less than or equal to 16.000             421      21.92   33,864,147.50       22.58
16.000 LIFE CAP less than or equal to 16.500             360      18.74   29,557,571.53       19.70
16.500 LIFE CAP less than or equal to 17.000             529      27.54   34,361,997.08       22.91
17.000 LIFE CAP less than or equal to 17.500             140       7.29   10,232,753.38        6.82
17.500 LIFE CAP less than or equal to 18.000              78       4.06    5,626,310.57        3.75
18.000 LIFE CAP less than or equal to 18.500              43       2.24    2,607,034.71        1.74
18.500 LIFE CAP less than or equal to 19.000              24       1.25    1,305,023.05        0.87
19.000 LIFE CAP less than or equal to 19.500              10       0.52      565,237.67        0.38
20.000 LIFE CAP less than or equal to 20.500               2       0.10      229,006.99        0.15
-----------------------------------------------------------------------------------------------------------------
Total.......................................            1921     100.00  $150,000,538.57     100.00%
=================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            MINIMUM LIFETIME COUPON RATES (LIFE FLOOR)

                                                                                           Percentage of
                                                                             Aggregate     Cut-Off Date
                                                   Number of    Percent of    Unpaid         Aggregate
            Gross                                   Mortgage       Loan      Principal       Principal
          Life Floor                                 Loans        Count       Balance         Balance
       Life Floor  = 0.000                                 1       0.05      104,916.17        0.07
 5.500 Life Floor less than or equal to 6.000              2       0.10      350,989.29        0.23
 6.000 Life Floor less than or equal to 6.500              6       0.31      475,409.09        0.32
 6.500 Life Floor less than or equal to 7.000             12       0.62    1,349,258.47        0.90
 7.000 Life Floor less than or equal to 7.500             64       3.33    5,588,012.09        3.73
 7.500 Life Floor less than or equal to 8.000            264      13.74   19,816,036.12       13.21
 8.000 Life Floor less than or equal to 8.500            257      13.38   22,557,236.97       15.04
 8.500 Life Floor less than or equal to 9.000            338      17.60   30,319,016.66       20.21
 9.000 Life Floor less than or equal to 9.500            186       9.68   17,264,745.25       11.51
 9.500 Life Floor less than or equal to 10.000           231      12.02   18,102,878.70       12.07
10.000 Life Floor less than or equal to 10.500           159       8.28   11,739,234.30        7.83
10.500 Life Floor less than or equal to 11.000           284      14.78   15,912,281.71       10.61
11.000 Life Floor less than or equal to 11.500            61       3.18    3,486,046.54        2.32
11.500 Life Floor less than or equal to 12.000            43       2.24    2,102,332.55        1.40
12.000 Life Floor less than or equal to 12.500            10       0.52      565,237.67        0.38
12.500 Life Floor less than or equal to 13.000             1       0.05       37,900.00        0.03
13.000 Life Floor less than or equal to 13.500             2       0.10      229,006.99        0.15
-----------------------------------------------------------------------------------------------------------------
Total........................................           1921     100.00  $150,000,538.57     100.00%
=================================================================================================================

                                NEXT ROLLDATE


                                                          Percentage
                                                          of Cut-Off
                                             Aggregate        Date
     Next   Number of                         Unpaid       Aggregate
     Roll   Mortgage   Percent of            Principal     Principal
     Date     Loans    Loan Count             Balance       Balance
   01/01/98       1        0.05               $183,727.72      0.12
   02/01/98       1        0.05                $65,672.19      0.04
   03/01/98       1        0.05               $112,250.41      0.07
   04/01/98      56        2.92             $5,042,029.37      3.36
   05/01/98     118        6.14            $11,067,543.80      7.38
   06/01/98     255       13.27            $19,074,045.03     12.72
   07/01/98     294       15.30            $19,573,064.04     13.05

   08/01/98      22        1.15             $1,970,600.00      1.31
   07/01/99       1        0.05                $49,861.39      0.03
   08/01/99       3        0.16               $271,057.48      0.18
   10/01/99     119        6.19             $9,708,673.34      6.47
   11/01/99     197       10.26            $16,033,131.03     10.69
   12/01/99     209       10.88            $17,915,130.38     11.94
   01/01/00       5        0.26               $465,650.00      0.31
   07/01/00       1        0.05               $103,037.32      0.07
   09/01/00       1        0.05               $106,524.47      0.07
   10/01/00       2        0.10               $171,447.86      0.11
   11/01/00      68        3.54             $5,339,868.29      3.56
   12/01/00     278       14.47            $21,737,454.45     14.49
   01/01/01     279       14.52            $20,350,070.00     13.57
   02/01/01      10        0.52               $659,700.00      0.44
--------------------------------------------------------------------------
Total........ 1,921    100.00%            $150,000,538.57  100.00%
==========================================================================

                                    LOAN TYPE
         -------------------------------------------------------------------------------------------------------------------

                                                         WA                                                         Total
                                  #      %              Rem                                    Perido              Current
       Loan Feature              Loan   Pool      WAC   Term    LTV    MARGIN   LIFECAP  FLOOR  Cap     Roll       Balance
ARM                                708  36.32    9.534 330.99  79.09     5.53    15.91    9.53   1.19    6.00    $54,480,148.78
ARM 228                            534  29.63    9.620 358.93  72.98     6.14    16.59    9.59   1.50   23.18    $44,443,503.62
ARM 312                             74   2.45   10.241 179.64  80.85     4.79    16.24    8.33   1.00   35.00     $3,677,539.62
ARM 317                             84   3.30   10.003 239.29  83.06     4.45    16.00    8.15   1.00   33.92     $4,953,942.84
ARM 327                            521  28.30   10.289 358.82  84.13     4.88    16.29    8.40   1.00   34.87    $42,445,403.71
---------------------------------------------------------------------------------------------------------------------------------
Total.....                       1,921 100.00%   9.806 340.41  78.88     5.47    16.23    9.15   1.22   20.89   $150,000,538.57
=================================================================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2


                                           UCFC OWNER TRUST, SERIES 1997-DA1 PRICING INFORMATION
                                         --------------------------------------------------------
                                             (LOAN GROUP ONE ADJUSTABLE-RATE COLLATERAL ONLY)


                                  SERIES 1997-DA1
                                  ------------------------------------------
Description:                      Class A Notes

Collateral:                       Loan Group One

Approximate
Face Amount:                      $[350,000,000]

Note Rate:                        The least of:
                                      1)  1M LIBOR + [22] bps
                                      2)  Loan Group One Cap (described below)
                                   After the Series 1997-DA1 Clean-up Call, the least of:
                                      1)  1M LIBOR + 2 x [22] bps
                                      2)  Loan Group One Cap

Price:                              Par

Yield:                              Variable

Spread:                             [22]

Index:                              1 Month LIBOR

Avg. Life to Call:                  [3.015] yrs

Avg. Life to Maturity:              [3.275] yrs

Exp. 1st Prin Payment:              01/15/98

Exp. Mat to Call:                   [11/15/04]

Exp. Mat:                           [12/15/27]

Expected Rating:                    AAA/Aaa/AAA

Pricing Speed:                      All "3/27" loans (including the
                                    prefunded "3/27" loans) will use a pricing
                                    prepayment assumption of [15]% CPR for the
                                    first [30] months and [35]% CPR thereafter.
                                    All other loans will use a pricing
                                    prepayment assumption of [28]% CPR.

Pricing Date:                       [12/5/97]

Investor Settle Date:               [12/22/97]


Payment Delay:                      0 days

Cut-off Date:                       12/01/97

Stated Maturity                     [12/15/27]

Dated Date:                         [12/19/97]

Interest Payment:                   actual/360

Payment Terms:                      Monthly

1st Interest Payment Date:          01/15/98

Principal Paydown:                  All Loan Group One principal is pass through to Class A.

SMMEA Eligibility:                  non-SMMEA eligible

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

           UCFC Owner Trust, Series 1997-DA1 and Series 1997-DA2


                                           UCFC OWNER TRUST, SERIES 1997-DA2 PRICING INFORMATION
                                         --------------------------------------------------------
                                             (LOAN GROUP TWO ADJUSTABLE-RATE COLLATERAL ONLY)


                                  SERIES 1997-DA2
                                  ------------------------------------------
Description:                      Class A Notes

Collateral:                       Loan Group Two

Approximate
Face Amount:                      $[200,000,000]

Note Rate:                        The least of:

                                      1)  1M LIBOR + [21] bps
                                      2)  Loan Group Two Cap (described below)
                                   After the Series 1997-DA2 Clean-up Call, the least of:
                                      1)  1M LIBOR + 2 x [21] bps
                                      2)  Loan Group Two Cap

Price:                              Par

Yield:                              Variable

Spread:                             [21]

Index:                              1 Month LIBOR

Disc. Margin                        TBD

Avg. Life to Call:                  [2.938] yrs

Avg. Life to Maturity:              [3.205] yrs

Exp. 1st Prin Payment:              01/15/98

Exp. Mat to Call:                   [11/15/04]

Exp. Mat:                           [12/15/27]

Expected Rating:                    AAA/Aaa/AAA

Pricing                             Speed: All "3/27" loans (including the
                                    prefunded "3/27" loans) will use a pricing prepayment assumption of [15]% CPR for the first [30] months and [35]% CPR thereafter.
                                    All other loans will use a pricing
                                    prepayment assumption of [28]% CPR.

Pricing Date:                       [12/5/97]

Investor Settle Date:               [12/22/97]

Payment Delay:                      0 days

Cut-off Date:                       12/01/97

Stated Maturity                     [12/15/27]

Dated Date:                         [12/19/97]

Interest Payment:                   actual/360

Payment Terms:                      Monthly

1st Interest Payment Date:          01/15/98

Principal Paydown:                  All Loan Group Two principal is pass through to Class A.


SMMEA Eligibility:                  non-SMMEA eligible


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $350,000,000.00                                                                 DATED DATE: 12/19/97
                                                          ucfc7da                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $350,000,000.00          BOND DA1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/97

                        ASSUMED CONSTANT LIBOR-1M 6.0000
                        ********** TO CALL *************
           PRICING SPEED
                 100PPC/      50PPC/      75PPC/     125PPC/     150PPC/     175PPC/     200PPC/
     PRICE
     99-24        31.399      27.557      29.464      33.364      35.403      37.429      39.614
     99-24+       30.810      27.209      28.996      32.651      34.563      36.462      38.510
     99-25        30.221      26.861      28.529      31.939      33.724      35.496      37.406
     99-25+       29.632      26.513      28.061      31.228      32.884      34.529      36.303
     99-26        29.044      26.164      27.594      30.516      32.045      33.563      35.200
     99-26+       28.455      25.817      27.126      29.805      31.206      32.597      34.097
     99-27        27.867      25.469      26.659      29.093      30.367      31.631      32.995
     99-27+       27.279      25.121      26.192      28.382      29.528      30.666      31.892

     99-28        26.691      24.773      25.725      27.671      28.689      29.700      30.790
     99-28+       26.103      24.426      25.258      26.961      27.851      28.735      29.689
     99-29        25.515      24.078      24.792      26.250      27.013      27.770      28.587
     99-29+       24.928      23.731      24.325      25.540      26.175      26.806      27.486
     99-30        24.340      23.384      23.858      24.829      25.337      25.842      26.385
     99-30+       23.753      23.036      23.392      24.119      24.500      24.878      25.285
     99-31        23.166      22.689      22.926      23.409      23.662      23.914      24.185
     99-31+       22.579      22.342      22.460      22.700      22.825      22.950      23.085

    100-00        21.992      21.995      21.994      21.990      21.989      21.987      21.985
    100-00+       21.405      21.648      21.528      21.281      21.152      21.024      20.886

    100-01        20.819      21.302      21.062      20.572      20.315      20.061      19.786
    100-01+       20.232      20.955      20.596      19.863      19.479      19.098      18.688
    100-02        19.646      20.608      20.131      19.154      18.643      18.136      17.589
    100-02+       19.060      20.262      19.665      18.445      17.807      17.174      16.491
    100-03        18.474      19.916      19.200      17.737      16.972      16.212      15.393
    100-03+       17.888      19.569      18.735      17.029      16.136      15.250      14.295

    100-04        17.303      19.223      18.270      16.321      15.301      14.289      13.197
    100-04+       16.717      18.877      17.805      15.613      14.466      13.328      12.100
    100-05        16.132      18.531      17.340      14.905      13.631      12.367      11.003
    100-05+       15.547      18.185      16.875      14.197      12.797      11.406       9.907
    100-06        14.962      17.839      16.411      13.490      11.962      10.446       8.810
    100-06+       14.377      17.493      15.946      12.783      11.128       9.485       7.714
    100-07        13.792      17.148      15.482      12.076      10.294       8.525       6.619
    100-07+       13.207      16.802      15.018      11.369       9.460       7.566       5.523

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       3.015       5.737       3.958       2.431       2.025       1.738       1.509
Last Payment       6.897      13.564       9.231       5.481       4.481       3.897       3.397
Mod.Dur. @ 100-00  2.556       4.323       3.219       2.114       1.793       1.557       1.364


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $200,000,000.00                                                                 DATED DATE: 12/19/97
                                                          ucfc7da                              FIRST PAYMENT: 01/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 6
ORIGINAL BALANCE: $200,000,000.00          BOND DA2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/22/97


                        ASSUMED CONSTANT LIBOR-1M 6.0000
                        ********** TO CALL *************

           PRICING SPEED
                  100PPC/      50PPC/      75PPC/     125PPC/     150PPC/     175PPC/     200PPC/
     PRICE
     99-24        30.636      26.602      28.590      32.777      34.958      37.321      39.797
     99-24+       30.032      26.251      28.114      32.038      34.083      36.298      38.619
     99-25        29.428      25.900      27.639      31.301      33.208      35.276      37.441
     99-25+       28.825      25.549      27.163      30.563      32.334      34.253      36.264
     99-26        28.221      25.198      26.688      29.825      31.460      33.231      35.087
     99-26+       27.618      24.847      26.213      29.088      30.586      32.209      33.910
     99-27        27.015      24.496      25.738      28.351      29.712      31.188      32.733
     99-27+       26.412      24.146      25.263      27.614      28.839      30.166      31.557

     99-28        25.809      23.795      24.788      26.877      27.966      29.145      30.381
     99-28+       25.206      23.445      24.313      26.141      27.093      28.125      29.205
     99-29        24.604      23.095      23.838      25.404      26.220      27.104      28.030
     99-29+       24.001      22.745      23.364      24.668      25.347      26.084      26.855
     99-30        23.399      22.395      22.890      23.932      24.475      25.064      25.680
     99-30+       22.797      22.045      22.415      23.196      23.603      24.044      24.506
     99-31        22.195      21.695      21.941      22.461      22.731      23.024      23.331
     99-31+       21.593      21.345      21.467      21.725      21.860      22.005      22.158

    100-00        20.992      20.995      20.994      20.990      20.988      20.986      20.984
    100-00+       20.390      20.646      20.520      20.255      20.117      19.967      19.811
    100-01        19.789      20.296      20.046      19.520      19.246      18.949      18.638
    100-01+       19.188      19.947      19.573      18.785      18.375      17.931      17.465
    100-02        18.587      19.597      19.099      18.051      17.505      16.913      16.293
    100-02+       17.986      19.248      18.626      17.316      16.634      15.895      15.121
    100-03        17.385      18.899      18.153      16.582      15.764      14.878      13.949
    100-03+       16.785      18.550      17.680      15.848      14.894      13.860      12.777

    100-04        16.184      18.201      17.207      15.115      14.025      12.843      11.606
    100-04+       15.584      17.852      16.734      14.381      13.155      11.827      10.435
    100-05        14.984      17.503      16.262      13.648      12.286      10.810       9.265
    100-05+       14.384      17.155      15.789      12.914      11.417       9.794       8.095
    100-06        13.785      16.806      15.317      12.181      10.548       8.778       6.925
    100-06+       13.185      16.458      14.845      11.448       9.680       7.763       5.755
    100-07        12.585      16.109      14.372      10.716       8.811       6.747       4.586
    100-07+       11.986      15.761      13.900       9.983       7.943       5.732       3.417

First Payment      0.064       0.064       0.064       0.064       0.064       0.064       0.064
Average Life       2.938       5.700       3.892       2.341       1.941       1.637       1.408
Last Payment       6.897      13.647       9.231       5.397       4.481       3.731       3.231
Mod.Dur. @ 100-00  2.493       4.289       3.166       2.040       1.722       1.472       1.279


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE

         PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by United Companies Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

The information contained in the attached computational materials is referred to as the "Information".

The attached Computational Materials have been prepared by United Companies Financial Lending and its affiliates. Neither J.P. Morgan Securities ("JPMS") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
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The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed
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constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their
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final prospectus and prospectus supplement may be obtained by contacting the
JPMS Syndicate Trading Desk at (212) 648-0640.